UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant                                                                           ☐

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BioCancell Therapeutics Inc.

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BIOCANCELL THERAPEUTICS INC.

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                         , 2011

To the Stockholders of BioCancell Therapeutics Inc.:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), will be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel , on                  , 2011, at 11:00a.m., local time (the “Annual General Meeting”), for the following purposes:

1.	To ratify the re-appointment of Somekh Chaikin, a member firm of KPMG International, as the Company's external auditors for 2010;

2.
To elect Shmuel Nir and to re-elect Doron Nevo, Aviv Boim, Abraham Hochberg and Hanoch Rappaport as directors to hold office until the next annual general meeting or until their respective successors are elected and qualified;

3.	To re-elect Orly Yarkoni and David Schlachet as independent directors to hold office until the next annual general meeting or until their respective successors are elected and qualified;

4.	To grant Prof. Abraham Hochberg, a director and the Company's Chief Scientific Officer, options to purchase 60,000 shares of our common stock, pursuant to the 2007 Stock Option Plan;

5.	To approve an amendment to the Company's Second Amended and Restated By-Laws, amending the right of indemnification granted in the By-Laws to the Company's directors, officers, employees and agents.

6.	To approve the form of Indemnification Agreement to be entered between the Company and its directors and executive officers; and

7.	To approve and ratify the Company's purchase of insurance policies of directors' and executive officers' liability;

An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2009, is being delivered together with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

The close of business on           has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual General Meeting. The transfer books of the Company will not be closed for transfer of registered shares of the Company.

All stockholders are cordially invited to attend the Annual General Meeting. Please note that you will be asked to present valid picture identification, such as a driver’s license or passport, in order to attend the Annual General Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual General Meeting.

Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy. Voting through a written proxy must take place pursuant to the proxy published by the Company which can be found on the website of the Company at http://www.biocancell.com, the Securities and Exchange Commission at www.sec.gov, the Israeli Securities Authority at www.magna.isa.gov.il and of the Tel Aviv Securities Exchange Ltd at http://maya.tase.co.il. The proxy shall only be valid if the following documents have been attached to it and provided that such documents have been delivered to the Company Secretary at the Company’s address no later than 72 hours prior to the date of the vote: (a) if the stockholder is a stockholder registered in the Company’s books - a photocopy of an identity card, passport or document of incorporation has been attached thereto; (b) if the stockholder has any shares credited with a member of the Tel Aviv Stock Exchange, appointed in accordance with the regulations of the Tel Aviv Stock Exchange (“Stock Exchange Member”) and the said share(s) are included among the shares registered in the stockholders’ registry in the name of the Nominees Company (“Unregistered Stockholder”), a proof of ownership and power of attorney, as specified below.

A stockholder who has shares credited via a Stock Exchange Member as of the record date and said shares are included among the registered shares in the name of Mizrahi Tefahot Nominees Company Ltd. (“the Nominees Company”) shall obtain from the Stock Exchange Member with whom his/her shares are credited a proof of ownership as of the record date (as per the Israeli Companies Regulations (Proof of Share Ownership for the Purpose of Voting in a General Meeting) - 2000), and shall require such member to take steps, through the Tel Aviv Stock Exchange Clearing House, to obtain powers of attorney from the Nominees Company in his/her name or in the name of an agent on his/her behalf for the Annual General Meeting.

In the power of attorney, the Nominees Company shall authorize the stockholder, or an agent on his/her behalf, to vote at the Annual General Meeting at his/her discretion with respect to a number of shares to be specified expressly in the power of attorney. The power of attorney shall specify that the agent shall be entitled to deliver to the Company a power of attorney on his/her behalf authorizing another person to vote on his behalf.

All stockholders who are interested in participating at the Meeting (whether in person or in writing) must provide the appropriate documentation, as described above, to our corporate secretary at least 72 hours prior to the date of the Meeting.

Stockholders wishing to express their position on an agenda item for this Annual General Meeting may do so by submitting a written statement (“position notification”) to the Company’s offices, Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary. The last date for the submission of position notifications pursuant to Section 88 of the Companies Law is                  and the last date for the submission of the Board of Directors' response to position notifications is               .

A stockholder may directly request from the Company to receive, at no cost, the text of the Proxy Statement and any position notifications received.

An Unregistered Stockholder is entitled to receive, at no cost, via electronic mail, a link to the text of the proxy and any position notifications, at the distribution website, from the Stock Exchange Member with whom his/her shares are registered, unless the stockholder notified the member that he/she is not interested in receiving such a link or is interested in receiving the proxy the mail in return for payment. Such notification by an Unregistered Stockholder concerning Proxy Statements will be applicable for any position notifications.

One or more stockholders holding five percent or more of the total voting rights in the Company, and a stockholder holding such an amount of the voting rights not held by controlling parties in the Company, as defined in Section 268 of the Israel Companies Law, 1999 (the "Companies Law"), is entitled to view the proxy cards that have arrived at the Company offices during regular business hours in person or through designated representative. The amount of shares totaling five percent of the total voting rights in the Company, not held by controlling parties are:                      shares, par value $0.01 each.

Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual General Meeting of Stockholders. Attendance at the Annual General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

By Order of the Board of Directors,

Avraham Hampel, Secretary

Jerusalem, Israel

                  , 2010

BIOCANCELL THERAPEUTICS INC.

Beck Science Center

8 Hartom St, Har Hotzvim

Jerusalem 97775 Israel

972-2-548-6555

PROXY STATEMENT

ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                            ,

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), of proxies in the enclosed form for the Annual General Meeting of Stockholders to be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                   ,      , at 11:00a.m., Israel time (the “Annual General Meeting”), and for any adjournment or adjournments thereof, for the purposes set forth in the preceding Notice of Annual General Meeting of Stockholders.  The persons named in the enclosed form of proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted as abstaining. Any stockholder giving a proxy has the power to revoke the same no later than 24 hours before it is voted by timely filing written notice of such revocation with the Secretary of the Company, by timely submission of a duly executed proxy bearing a later date or by voting in person at the Annual General Meeting.  To attend the Annual General Meeting and vote in person, please contact Avraham Hampel at avraham.hampel@biocancell.com.  Attendance at the Annual General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others, to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.

The principal corporate office of the Company is located at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company’s stockholders is on or about                      ,     .

This Proxy Statement, together with our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2010, and a form of proxy card, as well as the materials relating to all future meetings of stockholders of the Company, is available at www.biocancell.com or by calling 972-2-548-6555 or by e-mailing Avraham Hampel at avraham.hampel@biocancell.com.  Stockholders may also obtain a copy of these materials by writing to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

VOTING SECURITIES

Only holders of record of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company as of the close of business on                       are entitled to notice of and to vote at the Annual General Meeting (the “Record Date”). As of the date of this proxy, there are issued and outstanding                         shares of Common Stock. Each outstanding share of Common Stock is entitled to one (1) vote upon all matters to be acted upon at the Annual General Meeting. The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Annual General Meeting to constitute a quorum for the transaction of business at the Annual General Meeting. Proxy ballots are received and tabulated by the Secretary of the Company.

The approval of Proposals 1 and 2 will require the affirmative vote of the majority of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual General Meeting and entitled to vote on such proposals.

The approval of Proposal 3 requires: the majority of the votes represented at the stockholders’ meeting including (i) at least one-third of all of the votes of the stockholders who are not controlling stockholders (as defined below) in the Company or any person voting on their behalf, and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 1% of all of the voting rights in the Company. A controlling stockholder is a stockholder with the ability to direct the company’s activity, excluding the ability resulting exclusively from the holding of a director position or other position. For the purpose of the majority requirements for the approval of resolution 3, any person holding 25% of the voting rights in the Company, if there is no holder of 50% or more of the voting rights, will be considered a controlling stockholder. Under the Israel Companies Law, 1999 (the "Companies Law"), each stockholder that delivers a signed proxy to the Company must indicate on the proxy whether or not that stockholder is deemed our controlling stockholder. Stockholders who do not indicate whether or not they are deemed our controlling stockholders will not be eligible to vote their shares of stock as to this proposal.

The approval of Proposals 4, 5, 6 and 7 requires: the majority of the votes represented at the stockholders’ meeting including (i) at least one-third of all of the votes of the stockholders who do not have a personal interest (as defined below) in the approval of the proposed transaction and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 1% of all of the voting rights in the Company.

Under the Companies Law, each stockholder that attends the Annual General Meeting in person shall, prior to exercising such stockholder’s voting rights at the Annual General Meeting, advise the Company whether or not that stockholder has a personal interest (as defined below) in each of proposals 4, 5, 6 and 7. Each stockholder that delivers a signed proxy to the Company must indicate on the proxy whether or not that stockholder has a personal interest in the approval of each of proposals 4, 5, 6 and 7. Stockholders who do not indicate whether or not they have a personal interest in the approval of the proposals will not be eligible to vote their shares of stock as to such proposals.

Under the Companies Law, a personal interest means a personal interest of a person in an act or transaction of a company, including: (i)  a personal interest of that person’s relative (i.e. spouse, brother or sister, parent, grandparent, child, child of such person's spouse or the spouse of any of the above); or (ii) a personal interest of another entity in which that person or his or her relative (as defined above) holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity. A personal interest resulting merely from holding the Company’s shares of stock will not be deemed a personal interest.

Abstentions and broker non-votes (as defined below) are not counted as votes cast on any matter to which they relate and will have no effect on the outcome of the vote with respect to any matter. A broker non-vote occurs when a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular proposal.

HOUSEHOLDING OF ANNUAL GENERAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s investor relations department at 972-2-548-6555 or at the Company’s principal corporate office at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement.

PROPOSAL 1
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the firm of Somekh Chaikin, a member firm of KPMG International (herein, "KPMG"), to act as the Company's independent auditors for the fiscal year ending December 31, 2010, and recommends that the stockholders vote in favor of such appointment. In making its selection of independent auditors, the Audit Committee considered whether KPMG's provision of services other than audit services, including its past and current tax planning and tax advisory services, is compatible with maintaining independence as the Company's independent registered public accounting firm. KPMG has served as the Company's independent auditors since 2004.

Shareholder approval of the selection of KPMG as our independent auditors is not required by our bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of KPMG. Even if KPMG's appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2009 and December 31, 2008 by our principal accounting firm, KPMG:

	2008	2009
	U.S. Dollars	U.S. Dollars

Audit Fees (1)	$275,230	$162,963
Tax Fees (2)	12,600	6,917
Other	-	-
Total	$287,830	$169,880

(1)
This category includes fees associated with the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and assistance in the preparation of our private placement fundraisings in 2008. These amounts include $91,000 and $109,000 accrued as of December 31, 2009 and December 31, 2008, respectively.

(2)
This category consists of services provided by KPMG for tax compliance, tax advice and tax planning. These amounts include $7,000 and $13,000 accrued as of December 31, 2009 and December 31, 2008, respectively.

We expect that a representative of KPMG will be present at the Annual General Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as he or she may desire.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, to ratify the appointment of independent auditors for 2010.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF KPMG.

PROPOSAL 2

ELECTION OF DIRECTORS

Our bylaws provide for no less than two and no more than nine directors. Our Board of Directors currently consists of six members, four of which are not considered independent under Israeli law and our Certificate of Incorporation, each with terms expiring at the 2010 Annual General Meeting. Each director to be elected will hold office until the next Annual General Meeting of Stockholders and until his/her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently one of our directors and has previously been elected by the stockholders.

Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

DIRECTORS TO SERVE UNTIL THE 2011 ANNUAL GENERAL MEETING, IF ELECTED:

Name	Age	Year First Became a Director
Doron Nevo	55	2004
Aviv Boim	42	2008
Abraham Hochberg	72	2006
Hanoch Rappaport	44	2006
Shmuel Nir	49	N/A

Below is a short biography of each of the aforementioned directors and candidate.

Doron Nevo

Mr. Nevo has served as a director since November 2004, and Chairman of the Board since March 2010. Mr. Nevo has founded and served as President and Chief Executive Officer of a number of companies, including KiloLambda Technologies Ltd., an optical components and subsystems company, NKO, Inc., a company that designed and developed carrier-grade IP telephony system platforms and established its own IP network; and Clalcom Ltd. and Barak Ltd., leading international telecommunications carriers in Israel. Prior to founding Clalcom, Mr. Nevo held various executive positions with Sprint International, Inc., a global telecom carrier. Mr. Nevo currently serves on a number of boards of directors of companies in various fields, including Audiocodes Ltd., Elcom Technologies, KiloLambda, Inc., Pro4Tech Ltd. and Etgar Investment Portfolios Corp. Ltd. Mr. Nevo holds a B.Sc. in Electrical Engineering from the Technion and a M.Sc. in Telecommunications Management from Brooklyn Polytechnic in New York. Mr. Nevo is qualified to serve on our Board of Directors by virtue of his vast business knowledge and experience.

Abraham Hochberg

Professor Hochberg has served as our Chief Scientific Officer since December 2005, and as a member of our Board of Directors since March 2006. From July 2006 to October 2009, he served as our Chairman of the Board of Directors. Professor Hochberg has been a biochemist and molecular biologist in the Department of Biological Chemistry at the Hebrew University of Jerusalem for the past 48 years. Professor Hochberg is recognized as a world-leading expert on the H19 gene and is considered to have made many seminal contributions in the fields of imprinted genes, the H19 gene, the IGF2 gene and oncology. Professor Hochberg earned a Ph.D. in Molecular Biology, summa cum laude, from the Hebrew University of Jerusalem. He also holds a B.A. in Archeology from the Hebrew University of Jerusalem. As our technology is based on over 15 years of Prof. Hochberg’s research, he is qualified to serve on our Board by virtue of his unparalleled understanding of our business.

Aviv Boim

Mr. Boim has served as a director since August 2008. Mr. Boim previously served as Chief Executive Officer of Tikcro Technologies, Ltd., and Orckit Communications Ltd., where he held the position of Chief Financial Officer for nearly ten years. Prior to joining Orckit, Mr. Boim was a banker with BT Alex. Brown, Inc., an investment banking firm. Mr. Boim holds a B.A. and a M.A. in economics and management from Tel Aviv University and an L.L.B. from Tel Aviv University Law School. Mr. Boim currently serves on our Board of Directors as a representative, and is an affiliate of Tikcro Technologies Ltd. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Certain Relationships and Related Transactions” below. Mr. Boim is qualified to serve on our Board of Directors by virtue of his investment banking and finance knowledge and experience which are relevant to our company.

Hanoch Rappaport
Mr. Rappaport has served as a director since November 2004. Mr. Rappaport serves as the Chief Financial Officer of the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd. (the "Provident Fund"). Mr. Rappaport also served as corporate credit officer at Bank Hapoalim. Mr. Rappaport currently serves as Investment Manager at A. Heifetz & Co. Mr. Rappaport holds a B.A. in Economics and Political Science from Bar-Ilan University and an M.B.A. from the Tel Aviv International School of Management. Mr. Rappaport is qualified to serve on our Board of Directors by virtue of his finance knowledge and experience.

Shmuel Nir

Mr. Nir is the CEO of Tushia Consulting Engineers, Ltd., an industrial, real estate and stock market investment firm. He was previously CEO of Macpell Industries and three of its subsidiaries.  He has also spent nine years as managing partner of venture capital firm Spring Technologies, Ltd. Mr. Nir has served on the boards of directors of publicly-traded companies Macpell Industries, Tefron (NYSE: TFR, TASE:TFR) and Shalag Industries (TASE: SALG), as well as privately-held companies including biopharmaceutical firm Galmed Medical. Mr. Nir holds a B.Sc. in Industrial Engineering and Management. He is qualified to serve on our Board of Directors by virtue of his broad business knowledge and experience.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, to elect Shmuel Nir and to re-elect Doron Nevo, Aviv Boim, Abraham Hochberg and Hanoch Rappaport as directors to hold office until the next annual general meeting or until their respective successors are elected and qualified.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

 PROPOSAL 3

ELECTION OF INDEPENDENT DIRECTORS

Pursuant to our Amended and Restated Certificate of Incorporation, our Board of Directors must include two (2) independent directors that meet the requirements and qualifications of "independent directors" as set forth in Sections 239-249A of the Companies Law and further set forth in our Amended and Restated Certificate of Incorporation. At the Annual General Meeting, each of the candidates for the position of independent directors will be elected to hold office until the next Annual General Meeting and his or her respective successor is elected and qualified. Each nominee has declared that he/she fulfills the conditions required for appointment as an independent director, and management has no reason to believe that any nominee will not be a candidate or will be unable to serve as a director. However, in the event that a nominee should become unable or unwilling to serve as director, our stockholders will appoint his replacement.

INDEPENDENT DIRECTORS TO SERVE UNTIL THE 2011 ANNUAL GENERAL MEETING, IF ELECTED:

Name	Age	Year First Became a Director
Orly Yarkoni (1)	54	2010
David Schlachet (1)	65	2010

(1)	Orly Yarkoni and David Schlachet were nominated by management and elected by the shareholders to serve as independent directors at a special meeting of shareholders on January 21, 2010.

Below is a short biography of each of the aforementioned directors.

Orly Yarkoni

Orly Yarkoni is currently a director, considered independent under Israeli law and in accordance with Section 6.2 of our Amended and Restated Certificate of Incorporation. She has amassed over 20 years of experience in the insurance industry, most recently as CEO of Yashir - I.D.I. Insurance Co. Ltd. She has served as a member of the Board of Governors of the Israeli Securities Authority, and currently serves as a director of Peninsula Finance Ltd., Menorah Mivtachim Insurance, Ltd., Ma'ayanot Eden Ltd., Plasto-Sac Ltd. and Amot Investments Ltd. Ms. Yarkoni holds a B.Sc. (cum laude) in Mathematics from the Hebrew University of Jerusalem, and is a member of the Israeli Association of Actuaries. Ms. Yarkoni is qualified to serve on our Board of Directors by virtue of her vast business knowledge and experience, especially with publicly-traded companies.

David Schlachet

David Schlachet is currently a director, considered independent under Israeli law and in accordance with Section 6.2 of our Amended and Restated Certificate of Incorporation. He was previously CEO of Syneron Medical Ltd., Managing Partner of Biocom (a venture capital fund specializing in the life sciences area), senior VP and CFO of Strauss Elite Holdings, VP Finance & Administration of the Weizmann Institute of Science, and CEO of the Weizmann Institute's technology transfer company, Yeda R&D Co. Ltd.

Mr. Schlachet serves as an independent director on the Board of the Tel Aviv Stock Exchange ("TASE") and as a director and audit committee member of the TASE Clearing House. He is a director of Nasdaq-listed EzChip Semiconductor Ltd. and Syneron Medical Ltd., and of TASE-listed Taya Investments Ltd., Mazor Surgical Technologies Ltd. and Adgar Investments and Developments Ltd., as well as several privately-owned companies. He was previously active chairman of both Harel Capital Markets Ltd., and Elite Industries Ltd. Mr. Schlachet holds an M.B.A in Finance from Tel-Aviv University, and a B.Sc. in Chemical Engineering from the Technion. Mr. Schlachet is qualified to serve on our Board of Directors by virtue of his vast business, scientific and finance knowledge and experience, particularly with biotechnology start-up companies.

At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, re-elect Orly Yarkoni and David Schlachet as independent directors to hold office until the next annual general meeting or until their respective successors are elected and qualified.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

PROPOSAL 4

ALLOCATION OF OPTIONS TO PURCHASE SHARES TO PROF. ABRAHAM HOCHBERG

Our Board of Directors has approved the grant of options to purchase 60,000 shares of our common stock, par value $0.01 each, under our 2007 Stock Option Plan to Prof. Abraham Hochberg, our Chief Scientific Officer and a member of our Board of Directors. Pursuant to the Companies Law and regulations, any option grant to a director considered by Israeli regulations to be a controlling stockholder must be approved by the stockholders of the corporation.

At the end of each of the 16 calendar quarters following the date of the Annual General Meeting, 6.25% of the option (representing 3,750 shares) shall become vested and exercisable. The exercise price per share shall be NIS 2.85.

 To that best of our knowledge, there are no agreements, whether in writing or oral, between the offeree and any holder of our shares concerning the acquisition or sale of our securities, or concerning the voting rights therein, except as described in the section "Security Ownership of Certain Beneficial Owners and Management - Voting Agreements" herein.

In the event that the engagement with the offeree terminates (other than as a result of a cause) or in circumstances of death or disability, the vested portion of the option shall be exercisable by the offeree (or his legal representatives/heirs in the event of death) within 12 months of the date on which one of said events occurs; however, in no event may the option be exercised after it has expired, being 10 years after the date of allocation. In the event of death, the provisions of the 2007 Stock Option Plan shall apply to the heirs. In the event that the engagement with the offeree terminates for any reason other than termination for cause (as that term is defined in our 2007 Stock Option Plan): (a) any vested Options shall remain exercisable until the earlier of a period of ninety (90) days from the date of termination or the original expiration of the term of the options as set forth in the option allocation agreement; (b) any unvested options shall expire and be terminated on the date of termination. In the event of death, the provisions of the 2007 Stock Option Plan shall apply to the heirs.

In the event that the termination of the engagement be for cause, the vested portion of the option may be exercised by the offeree within 30 days of the date on which the engagement terminated, but, in any event, not following expiration of the option.

 At the Annual General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, to approve the allocation of options to purchase shares to Prof. Abraham Hochberg, as per the conditions detailed above.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE INDEMNIFICATION INCLUDED IN THE COMPANY'S BY-LAWS

General

The Board of Directors has directed the submission to a vote of the stockholders of a Proposal to approve an amendment to the Company Second Amended and Restated By-Laws, amending the right of indemnification granted in the bylaws to the Company's directors, officers, employees and agents. The Board of Directors approved the amendment of the Company's bylaws.

Delaware General Corporation Law (the “DGCL”), as described in more detail below, requires that certain indemnification be provided to officers and directors.  While amendments to the Company's bylaws do not generally require stockholder approval, under the Israeli Companies Law the Company is required to seek stockholder approval before entering into a contract with a controlling shareholder, if such person is also an office holder of the Company, as to the conditions of his office and employment. Indemnification is a condition of employment, and the proposed amendment to the Company's by-laws would impact indemnification provided to the Company's directors, officers, employees and agents, including Prof. Abraham Hochberg and Mr. Aviv Boim, currently serving as directors at the Company, who are deemed to be our controlling stockholders, as well as any future controlling stockholders serving in these positions.  Therefore, stockholder approval is required.

Delaware Law

Under the DGCL, a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•
The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney’s fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

•
The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation’s best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. .

•	The DGCL authorizes the Court of Chancery to summarily determine a corporation’s obligation to advance expenses (including attorney’s fees).

•
The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

Amended Indemnification Section in the Bylaws

The following Section 23.1A shall be added to the bylaws:

23.1A (a)      Notwithstanding any provision in this Section 23 to the contrary, the aggregate indemnification amount that the Company will pay to all of the indemnitees, whether in advance or post factum, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) suffered by all indemnitees entitled to indemnification, and indemnifiable by the Company, shall not exceed the Maximum Indemnification Amount. For the purpose of this Section, the term "Maximum Indemnification Amount" shall mean the following, as measured on the date of each indemnity payment:

i. $0.5 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is negative;

ii. $2 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is positive; or

iii. 25% of the Company's Equity, and in any case not more than $10 million, if the Company's Equity is $8 million or more.

(b)         In the event the indemnification amount the Company is required to pay the indemnitees exceeds the Maximum Indemnification Amount or its remaining balance (as existing at that time), the Maximum Indemnification Amount or its remaining balance will be divided among the indemnitees entitled to indemnification, so that the amount of indemnification each of them will actually receive will be calculated in accordance with the ratio between the amount for which each individual may be indemnified and the aggregate amount for which all the relevant Indemnitees may be indemnified.

It is proposed that the following resolution be adopted at the Annual General Meeting:

“RESOLVED, to approve an amendment to the Company's by-laws by adding Section 23.1A, in the form substantially as contained above, regarding the right to indemnification of the Company's directors, officers, employees and agents (including Abraham Hochberg and Aviv Boim, directors at the Company whom are considered controlling parties under Israeli law), and all future directors and officers, whether or not considered controlling parties under Israeli law."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

APPROVAL AND RATIFICATION OF INDEMNIFICATION AGREEMENT

General

The Board of Directors has directed the submission to a vote of the stockholders of a Proposal to approve the form of indemnification agreement which may be entered between the Company and its present and future directors and executive officers, as may be determined from time to time by the Board of Directors, in substantially the form attached to this Proxy Statement as Annex A. The Board of Directors approved the form of indemnification agreement, and, pending approval by the stockholders, the Company intends to enter into indemnification agreements with its directors and executive officers (each an “Indemnified Party” and collectively, the “Indemnified Parties”). Pursuant to the terms and conditions of the indemnification agreement, the Indemnified Parties are indemnified by the Company against certain liabilities arising out of their service to the Company and its wholly-owned subsidiary.

The Company may, by action of its Board of Directors, provide indemnification to employees and agents of the Company with the same scope and effect as the foregoing indemnification of directors and executive officers.

The Company does not currently have indemnification agreements with its directors and executive officers or with any employees or agents. The Board of Directors believes that such agreements should be adopted for all directors and executive officers in response to the increasing risk, and related expense, of litigation directed against directors and executive officers, the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and the potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

Although neither stockholder approval nor ratification of the form of indemnification agreement is required by law, other than indemnification agreements entered into with Mr. Aviv Boim and Prof. Abraham Hochberg, who are deemed to be our controlling stockholders, the Board of Directors believes it is appropriate to submit the form of indemnification agreement to the Company’s stockholders for approval because the members of the Board of Directors will be parties to, and the beneficiaries of, the rights contained in the indemnification agreements entered into by the Company.

The Board of Directors believes that entering into indemnification agreements serves the best interests of the Company and its stockholders by strengthening its ability to attract and retain the services of knowledgeable and experienced persons as directors and executive officers who, through their efforts and expertise, can make a significant contribution to the Company’s success. The indemnification agreements are intended to complement the indemnity protection available under applicable law, the Company’s Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, as amended in Proposal 5 of this Proxy, above, and any policies of insurance the Company may maintain. Since the proposed form of indemnification agreements reflect the indemnification provided by the Second Amended and Restated By-Laws, this Proposal 6 is conditioned upon the approval by the stockholders of Proposal 5, such that in the event the stockholders fail to approve Proposal 5, Proposal 6 will automatically be withdrawn from consideration and the votes by Stockholders not counted.

In the event the stockholders fail to approve the form of indemnification agreement, the Board will consider whether to modify the form of indemnification agreement, in such manner which reflects the right of indemnification granted by the Second Amended and Restated By-Laws at such time, and whether to enter into indemnification agreements (except in the case of the indemnification agreement to be entered into with our controlling stockholders).

Delaware Law

Under the Delaware General Corporation Law (“DGCL”), a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•
The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney’s fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

•
The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation’s best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. This voluntary indemnification must be approved by a majority of uninterested directors, by a committee of such directors designated by majority vote of uninterested directors, by independent legal counsel in a written opinion if the uninterested directors so direct, or by the stockholders.

•	The DGCL authorizes the Court of Chancery to summarily determine a corporation’s obligation to advance expenses (including attorney’s fees).

•
The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

Summary of Indemnification Agreement

Under the form of indemnification agreement, the Company agrees to indemnify its directors and executive officers if the Indemnified Party is, or is threatened to be made, by reason of Indemnified Party’s corporate status, a party to or a participant in any proceeding, other than a proceeding by or in the right of the Company to procure a judgment in its favor. The indemnification under the agreements is subject to a Maximum Aggregate Indemnification Amount (as defined below) that the Company will pay in the aggregate to all of the Indemnified Parties under all indemnification agreements that shall be executed by the Company. The Maximum Aggregate Indemnification Amount shall mean the following, as measured on the date of each indemnity payment: (i) $0.5 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is negative; (ii) $2 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is positive; or (iii) 25% of the Company's Equity, and in any case not more than $10 million, if the Company's Equity is $8 million or more.

The Indemnified Party shall be indemnified against all expenses and liabilities actually and reasonably incurred by Indemnified Party or on his behalf in connection with such proceeding or any claim, issue or matter therein, subject to the Maximum Aggregate Indemnification Amount as noted above, if Indemnified Party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had not reasonable cause to believe that his conduct was unlawful. Indemnified Party shall not enter into any settlement in connection with a proceeding without the consent of the Company, which shall not be unreasonably held or delayed.

The Company shall indemnify Indemnified Party if the Indemnified Party is, or is threatened to be made, by reason of Indemnified Party’s corporate status, a party to or a participant in any proceeding by or in the right of the Company to procure a judgment in its favor. Indemnified Party shall be indemnified against all expenses actually and reasonably incurred by him or on his behalf in connection with such proceeding or any claim, issue or matter therein, subject to the Maximum Aggregate Indemnification Amount as noted above, if Indemnified Party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for expenses shall be made in respect of any such claim, issue or matter as to which Indemnified Party shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnified Party is fairly and reasonably entitled to indemnification for such expenses as the Delaware Chancery Court or such other court shall deem proper.

The termination of any claim by judgment, order, settlement, conviction, or plea of nolo contendere, or its equivalent, does not affect the presumption that an Indemnified Party is entitled to indemnification under the indemnification agreement.

The Company shall not be obligated under the indemnification agreement: (i) to make any payment in connection with any claim against an Indemnified Party to the extent such party has otherwise actually received payment (under any insurance policy or otherwise) of the amounts indemnifiable under the indemnification agreement; (ii)  to indemnify an Indemnified Party for expenses and the payment of profits arising from the purchase and sale by such Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any similar state statute or common law; or (iii) to make any indemnity in connection with any claim made against an Indemnified Party for which payment is prohibited by applicable law.

The indemnification agreement is governed by Delaware law.

Indemnification for Liabilities Under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of the action, suit or proceeding) is asserted by the director or officer in connection with securities which may have been registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

It is proposed that the following resolution be adopted at the Annual General Meeting:

“RESOLVED, that the form of indemnification agreement with regard to all current directors and executive officers (including Abraham Hochberg and Aviv Boim, considered controlling parties under Israeli law), and all future directors and officers who are not considered controlling parties under Israeli law, is hereby approved."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7

APPROVAL AND RATIFICATION OF THE COMPANY'S PURCHASE OF INSURANCE POLICIES OF DIRECTORS’ AND EXECUTIVE OFFICERS’ LIABILITY

Following the approval by the Audit Committee and the Board of Directors, it is proposed to approve and ratify the purchase by the Company of insurance policies for directors’ and executive officers’ liability, including as directors and executive officers of the Company’s subsidiary (the “D&O Insurance”), for the period from May 22, 2010 until May 21, 2011. Such policy covers a total liability of $5 million and an additional coverage of up to $1 million for legal expenses. The annual premium to be paid by the Company with respect to such insurance policy is approximately $19,000 (the “Base Premium”). Following the approval by the Audit Committee and the Board of Directors, it is also proposed to authorize the Company to renew the D&O Insurance policy, provided, that the aggregate annual premium to be paid by the Company will not exceed 150% of the Base Premium and the aggregate coverage of the D&O Insurance policies will not exceed $5 million and an additional coverage of up to $1 million for legal expenses. The insurer, the specific nature of the coverage, the aggregate coverage amount under the D&O Insurance policies and the annual premium to be paid for such coverage shall be determined by the Audit Committee and the Board of Directors, which shall determine that the amounts are reasonable under the circumstances, taking into considerations market conditions. This resolution shall be valid until the termination of, and shall cover the purchase of, the D&O Insurance policy for any coverage period ending no later than December 31, 2015.

Although neither stockholder approval nor ratification of the D&O Insurance is required by law, other than the D&O Insurance coverage for Mr. Aviv Boim and Prof. Abraham Hochberg, who are deemed to be our controlling stockholders (which approval is required pursuant to Section 270(4) of the Companies Law), the Board of Directors believes it is appropriate to submit the D&O Insurance to the Company’s stockholders for approval because the members of the Board of Directors will be parties to, and the beneficiaries of, any D&O Insurance purchases by our Company.

It is proposed that the following resolutions be adopted at the Annual General Meeting:

“RESOLVED, that the Company’s purchase of insurance policy with respect to directors' and officers’ liability, effective May 22, 2010, which terms have been approved by the Company’s Audit Committee and the Board of Directors, is hereby approved and ratified.”

“RESOLVED, FURTHER, that the Company’s future purchase of insurance policies with respect to directors' and officers’ liability for any coverage period ending no later than December 31, 2015, which terms shall be approved by the Company’s Audit Committee and the Board of Directors, in accordance with the framework presented to the stockholders and described above, is hereby approved.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this proxy, information regarding the beneficial ownership of our common stock by (i) each person who is known to us to be the owner of more than five percent of our common stock, (ii) each of our directors, (iii) each of the named executive officers and (iv) all directors and executive officers as a group. For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement. Unless otherwise indicated, the address of each of the persons listed in this table is as follows: Beck Science Center, 8 Hartom St, Jerusalem 97775 Israel.

Name and Address of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned (1)	Percentage Ownership of Common Stock (1)
Five percent or more beneficial owners:
Clal Biotechnology Industries, Ltd. 45th Floor, 3 Azrieli Center, Tel Aviv 67023 Israel (2)	8,463,023	28.72%
Tikcro Technologies, Ltd. 126 Yigal Allon St, Tel Aviv 67443 Israel (3)	8,563,380	25.09%
Directors and named executive officers:
Doron Nevo (4)	306,252	1.15%
Abraham Hochberg (5)	2,231,254	8.44%
Aviv Boim (6)	8,573,380	25.11%
Hanoch Rappaport (7)	37,796	*
David Schlachet (8)	10,000	*
Orly Yarkoni (8)	10,000	*
Uri Danon (9)	347,000	1.30%
All directors and officers as a group (7 persons) (10)	11,515,682	33.13%
* Less than 1%.

(1)
Assumes the full exercise of all options and warrants held by the holder that are exercisable within 60 days of the date of this proxy statement. Percent of class based on 26,361,083 shares of our common stock outstanding as of the date of this proxy statement.

(2)
Includes 3,106,517 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement held by Clal Biotechnology Industries (“CBI”) and 634,000 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement held by Clal Finance Ltd. (“Clal Finance”), an indirect subsidiary of the same company of which CBI is a subsidiary. The amount of shares likewise includes 888,061 shares of our common stock outstanding as of the date of this proxy statement, held by Clal Finance. The amount of shares does not include 1,085,255 shares of our common stock held for members of the public by Epsilon Mutual Funds (1991) Ltd., an indirect subsidiary of the same company of which Clal Biotechnology Industries (“CBI”) is an indirect subsidiary, as CBI has disclaimed beneficial ownership of these shares in a Schedule 13G statement filed with the Securities and Exchange Commission ("SEC") on September 13, 2010. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(3)
Includes 7,766,292 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(4)
Includes 116,252 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement, and 100,000 shares of our common stock underlying Series 3 warrants.

(5)
Consists of 2,231,254 shares of our common stock owned by Abraham Hochberg, of which 90,000 shares of our common stock underlie options that are exercisable within 60 days of the date of this proxy statement.

(6)
Includes 7,766,292 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement (as detailed in Note 3 above), and 10,000 shares of our common stock owned by Mr. Boim underlying options that are exercisable within 60 days of the date of this proxy statement. Mr. Boim is an employee of Tikcro Technologies, Ltd. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(7)	Includes 20,000 shares of our common stock owned by Mr. Rappaport underlying options that are exercisable within 60 days of the date of this proxy statement.
(8)	Consists of 10,000 shares of our common stock owned by the director underlying options that are exercisable within 60 days of the date of this proxy statement.
(9)	Consists of 347,000 shares of our common stock owned by Uri Danon, of which 275,625 shares of our common stock underlie options that are exercisable within 60 days of the date of this proxy statement.
(10)
Includes 8,398,169 shares of our common stock underlying convertible debentures, warrants and options which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

Voting Agreements

On July 30, 2008, in connection with the closing of the private placement of our securities pursuant to Subscription and Registration Rights Agreements with CBI, Tikcro Technologies Ltd. ("Tikcro") and the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd., CBI, Tikcro, Professor Abraham Hochberg, and Mr. Avi Barak, entered into an Irrevocable Voting Agreement. For more information regarding these transactions, see “Certain Relationships and Related Transactions — Private Placements” below.

Pursuant to the Irrevocable Voting Agreement, the parties agreed, subject to applicable law, to vote or cause to be voted all shares of our common stock or other voting securities directly or indirectly owned by it or him at any general meeting of our stockholders at which members of our Board of Directors are to be elected in favor of the election of one nominee recommended by each of CBI, Tikcro and Professor Hochberg. The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party. As of the date of this proxy statement, there is no CBI-nominated director on our Board, and CBI has not nominated a candidate.

The right to nominate a director under the Irrevocable Voting Agreement will be in effect as long as a party holds at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants).

The Israel Securities Authority regards the parties to the Irrevocable Voting Agreement as mutual holders of a “control block” pursuant to the Israeli Companies Law because these parties collectively hold 25% or more of the voting rights of our stockholders (and no other stockholder holds more than 50% of the voting rights). As a result, a transaction between us and any of the parties to the Irrevocable Voting Agreement would be regarded as an interested transaction under the Israeli Companies Law. For more information on the treatment of interested transactions under the Israeli Companies Law, see “Corporate Governance — Business Combinations; Interested Transactions” below.

On November 22, 2009, CBI, Professor Abraham Hochberg and Mr. Avi Barak notified the Company that they had signed a voting agreement (the “New Voting Agreement”), according to which each party (Professor Hochberg and Mr. Barak are together considered one party under the New Voting Agreement) is required to vote at general meetings for the election of two directors designated by the other party (i.e., two directors designated by CBI and two directors designated by Professor Abraham Hochberg and Mr. Avi Barak acting together).  According to the terms of the New Voting Agreement, the parties’ undertakings under the New Voting Agreement and the Irrevocable Voting Agreement apply solely with respect to the appointment of two representatives by each of CBI and Professor Abraham Hochberg and Mr. Avi Barak acting together, and except for the parties obligations under the Irrevocable Voting Agreement, there is no additional obligation or undertaking by each party with respect to its vote regarding the appointment of the remaining members of the Board of Directors, and each party may vote on such nomination according to each party’s sole discretion and subject to applicable law.

 The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party. In the event that the service of a nominee as director terminates, the parties undertook to act to convene a general meeting, and to vote for the appointment of a candidate for the position of director nominated by the party that previously nominated the director whose service terminated.

The right to nominate directors under the New Voting Agreement will be in effect as long as a party holds at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants). The parties to the New Voting Agreement also agreed to vote against any resolution increasing the number of directors on the Board beyond nine. The Company is not a party to either voting agreement. Pursuant to the terms of the New Voting Agreement, such agreement shall be terminated on July 30, 2012.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

Our current directors, executive officers and key employees and those of our subsidiary are identified in the table below.

Name	Age	Position
Doron Nevo (3)	55	Chairman of the Board of Directors
Uri Danon	44	Chief Executive Officer
Ira Weinstein	55	Chief Financial and Operating Officer
Abraham Hochberg (2)	72	Chief Scientific Officer and Director
Patricia Ohana	54	Vice President of Clinical Development
Doron Amit	36	Vice President of Business Development
Aviv Boim (2)	43	Director
Hanoch Rappaport (1)	44	Director
David Schlachet (1) (2)	65	Director
Orly Yarkoni (1) (3)	54	Director

(1)	Member of the Audit Committee
(2)	Member of the Executive Committee
(3)	Member of the Compensation Committee

Biographical Information Regarding Directors, Executive Officers and Key Employees

For biographical information regarding directors, please see Proposals 2 and 3 above.

Uri Danon

    Chief Executive Officer

In November 2009, Mr. Uri Danon began serving as our Chief Executive Officer. Mr. Danon served as our President between 2005 and 2006, and was Chief Executive Officer of Atox Bio, Inc. (which develops treatments for autoimmune diseases and sepsis), between 2003 and 2009. He previously managed international projects for Teva Pharmaceutical Industries Ltd., including the development of the drug Copaxone in a solution in pre-filled syringes (a drug with sales of over $2.8 billion per year), and was CEO of Epigenesis Ltd., a cell therapy development company. He holds an MBA in Marketing from Bar Ilan University, and a B.Sc. in Industrial Engineering and Management from Tel Aviv University.

Ira Weinstein

   Chief Financial and Operating Officer

Mr. Weinstein has served as our Chief Financial Officer and as our Chief Operating Officer since May 2007. Prior to taking this position, Mr. Weinstein was Chief Executive Officer of Hapto Biotech (Israel) Ltd. from April 2004 to April 2007, and was Chief Executive Officer of Incure Ltd. from January 2004 to February 2005. Prior to these positions, Mr. Weinstein served as Chief Financial Officer and Chief Operating Officer of Keryx Biopharmaceuticals, Inc., a NASDAQ-listed public company. Mr. Weinstein also has served as a consultant to the New York State Department of Health and has held teaching positions at Baruch College, Touro College, St. John’s University and Coventry Polytechnic University. Mr. Weinstein holds an M.B.A. in Management and a Bachelor of Business Administration degree in Accounting from Baruch College, City University of New York.

Patricia Ohana

   Vice President of Clinical Development

Dr. Ohana has served as our Vice President of Clinical Development since September 2006. Dr. Ohana also has been a biochemist and molecular biologist in the Department of Biological Chemistry at the Hebrew University of Jerusalem for the past 26 years. Dr. Ohana holds a Ph.D. in Biological Chemistry, a M.Sc. in Chemistry and a B.Sc. in Chemistry, each from the Hebrew University of Jerusalem.

Doron Amit

Vice President of Business Development
Dr. Amit oversees BioCancell’s business development activity, and is in charge of the research and development of BC-821, BioCancell’s 2nd generation drug candidate, since co-inventing it together with Prof. Abraham Hochberg. He is a former director of the US Funds Department and the chief life science analyst at FreeMind Group LLC, an international consultancy firm, where he managed a team of bio-med consultants and was responsible for raising funds from non-dilutive sources, such as government agencies and private foundations, for biotechnology companies and research institutions. He has provided business consultancy services for various biotechnology and medical device companies in Israel and in the U.S. Dr. Amit holds a Ph.D. in Molecular Biology and an MBA, magna cum laude, both from the Hebrew University of Jerusalem. He also holds an M.Sc., summa cum laude, in Molecular Biology, and a Bachelor of Medical Sciences, both from the Hebrew University of Jerusalem.

CORPORATE GOVERNANCE

Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, during the past year, the Board of Directors adopted  corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission, which our Board of Directors and management intend to periodically review and update, as appropriate.

As a result of the listing of our securities on the Tel Aviv Stock Exchange, we are subject to certain provisions of the Israeli Securities Law — 1968 (the "Securities Law"). Pursuant to Section 39A of the Securities Law, rules and regulations of the Companies Law listed in the Fourth Schedule apply to issuers incorporated in jurisdictions outside Israel which offer securities to the public in Israel. Under Articles V, VI, VII, VIII, IX, XI and XII of our Amended and Restated Certificate of Incorporation, we are subject to such provisions of the Companies Law and the Israeli Securities Regulations to the extent permitted by Delaware law.

Corporate Governance Policies and Practices
We have instituted a variety of policies and practices to foster and maintain responsible corporate governance, including the following:

Corporate Governance Guidelines – The Board of Directors adopted Corporate Governance Guidelines, which collect in one document many of the corporate governance practices and procedures that had evolved over the years. These guidelines address the duties of the Board of Directors, director qualifications and selection process, Board operations, Board committee matters and continuing education. The guidelines also provide for annual self-evaluations by the Board of Directors and its committees. The Board of Directors reviews these guidelines on an annual basis. The guidelines are available on our website at www.biocancell.com, and in print to any interested party that requests them.

Corporate Code of Ethics – We have a Code of Ethics that applies to all of our employees, officers and members of the Board of Directors. The Code of Ethics is available on our website at www.biocancell.com, and in print to any interested party that requests it.

Board Committee Charters – Each of our Audit, Executive and Compensation Committees has a written charter adopted by our Board of Directors that establishes practices and procedures for such committee in accordance with applicable corporate governance rules and regulations. The charters are available on our website at www.biocancell.com, and in print to any interested party that requests them.

Director Independence under Israeli Law

Pursuant to Sections 239 through 249A of the Companies Law, our Board of Directors must at all times include at least two directors who are elected by a majority of stockholders participating in the voting at a general meeting, where at least one of the following is true: (i) the majority of the votes represented at the stockholders’ meeting includes at least one-third of all of the votes of the non-controlling stockholders who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total number of opposing votes from among the stockholders referenced in subsection (i) does not exceed 1% of all of the voting rights in the Company. Directors elected in accordance with this provision are deemed to be “independent directors.”

For purposes of this provision, “control” is defined in the Securities Law as the ability to direct the activity of the Company, and a person or entity shall be presumed to control a Company if such person or entity holds 50% or more of the means of control of the Company such as the right to vote at a general meeting or a corresponding body of the Company or the right to appoint directors or the general manager of the Company. If at the time of the appointment of an independent director, all of the members of the Board of Directors are of one gender, the independent director shall be of the other gender.

Any vacancy in the office of an independent director may be filled only by the stockholders and may not be filled by the remaining directors. If at any time there are fewer than two independent directors, the Board of Directors must call a special stockholders’ meeting for the election of independent directors. An independent director may only be removed from office if he/she ceases to meet the statutory requirements for his/her appointment, or if he/she violates his/her duty of loyalty to the Company. An independent director may only be removed by the decision of a court at the request of a director or stockholder, or by resolutions of both the Board of Directors and a general meeting of stockholders, where the latter requires the same special majority as is required for the election of an independent directors. An independent director is appointed for three (3) consecutive one-year terms, and he/she may be re-elected for three (3) additional consecutive one-year terms. An independent director is required to be a resident of the State of Israel, unless the company's shares have been offered to the public outside of Israel, or are listed on a stock exchange outside of Israel.

An independent director must have professional qualifications or accounting and financial expertise, and at least one of the independent directors must have accounting and financial expertise.

No individual may be appointed as an independent director if, at the time of appointment or at any time during the preceding two years, he/she, his/her relative, partner, employer or a corporate body of which he/she is a controlling party had an interest in the Company, in a person who was a controlling party of the Company at the time of the appointment, or in another corporate body. For the purposes of this provision, (i) “interest” means an employment relationship, commercial or professional ties in general or control, as well as service as an officer, other than service as a director who was appointed as an independent director in a Company that is due to offer shares to the public for the first time, and (ii) “other corporate body” means a corporate body in which the Company or controlling member of it is a controlling member at the time of the appointment or during the two years before the time of appointment.

A director in a Company cannot be appointed as an independent director in another Company if at that time a director of the other Company serves as an independent director of the first Company. An independent director may not receive any compensation from the Company, except as determined by applicable law and except for insurance coverage and indemnification by the Company’s bylaws or as determined by other applicable law. An individual cannot be appointed as an independent director if he holds any other position or owns any business which might give rise to a conflict of interest with his role as a director, or if such circumstances might harm his ability to act as a director. An individual cannot be appointed as an independent director if he is a member of the Israel Securities Authority or an employee thereof, or if he is a member of the Board of Directors or an employee of an Israeli stock exchange.

A general meeting of our stockholders at which the appointment of an independent director is on the agenda may only be convened if the nominee has declared that he/she fulfils the conditions required for appointment as an independent director.

Each standing committee of our Board of Directors must include at least one independent director.

For a period of two years following the termination of an independent director, a Company may not directly or indirectly enter into any employment, consulting or other arrangement for fees with such person, and such person may not serve as a director or officer of the Company, including a Company controlled by such person.

The Board of Directors has reviewed all material transactions and relationships between each director, or any member of his or her immediate family, and the Company, its senior management and its independent auditors. Based on this review and in accordance with its independence standards outlined above, the Board of Directors has affirmatively determined that each of Doron Nevo, Aviv Boim, Hanoch Rappaport, David Schlachet and Orly Yarkoni would be considered independent under the rules of the NASDAQ Stock Market, Inc., and, as a result, we would currently comply with the NASDAQ independence standards for board of directors composition.

Board Nomination Policies and Procedure

Nomination Procedure – Companies listed on NASDAQ are not required to maintain starting compensation or nomination committees. They may instead rely upon a majority of independent directors sitting on the Board of Directors to discharge the duties of such committees, such as setting the compensation of executive officers and the nomination of directors. If the Board of Directors chooses to appoint a compensation or nomination committee, however, then the committee must be comprised entirely of independent directors.
The Board gives consideration to diversity in the nominating process in the following manner: in accordance with the requirements of our Certificate of Incorporation and the Companies Law, if at the time of the appointment of an independent director, all of the members of the Board of Directors are of one gender, the independent director shall be of the other gender.

Board Committees

Our Board of Directors has three standing committees – the Audit, Compensation, and Executive. The Compensation Committee of our Board of Directors would meet NASDAQ’s standards for independence. The four members of our Compensation Committee, Doron Nevo, Aviv Boim, Hanoch Rappaport and Orly Yarkoni, each would be deemed to be an independent director under NASDAQ’s independence standards. We do not maintain a standing Nomination Committee. It is our intention to adopt a nominating policy in the near future. The three members of our Audit Committee, Orly Yarkoni, Hanoch Rappaport and David Schlachet, each would be deemed to be independent directors under NASDAQ’s independence standards.  Of the three members of our Executive Committee, Aviv Boim and David Schlachet each would be deemed to be independent directors under NASDAQ’s independence standards.

Board Access to Independent Advisors

The Board of Directors as a whole, and each of the Board of Directors' committees separately, has authority to retain and terminate such independent consultants, counselors or advisors to the Board of Directors as each shall deem necessary or appropriate.

Communications with Board of Directors

Direct Communications – Any interested party desiring to communicate with the Board of Directors or with any director regarding the Company may write to the Board of Directors or the director, c/o Avraham Hampel, Office of the Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The Office of the Secretary will forward all such communications to the director(s). Interested parties may also submit an email by filling out the email form on the Company’s website at www.biocancell.com. Moreover, any interested party may contact the non-management directors of the Board of Directors and/or the Chairman of the Board.

Annual Meeting – The Company encourages its directors to attend the annual meeting of stockholders each year. Two directors, Mr. Avi Barak and Prof. Abraham Hochberg, attended the annual meeting of stockholders held in March 2009.

Meetings of the Board of Directors and its Committees; Annual Meeting Attendance

During the fiscal year ended December 31, 2009, there were 17 formal meetings of the Board of Directors. Of nine directors who served on our Board of Directors in 2009, seven attended more than 75% of these meetings, and two, Alexander Levitzki and Hanoch Rappaport, attended less. We do not have a Board attendance policy. Currently, the Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. In 2009, the Executive Committee had five formal meetings, the Audit Committee had five formal meetings and the Compensation Committee had three formal meetings.

Under the Companies Law, the Audit Committee must have the following duties: (i) to identify deficiencies in the management of the company in consultation with its internal auditor and external auditors, and recommending corrective measures if needed; and (ii) to consider the approval of actions as set forth in Sections 255 and 268 through 275 of the Companies Law, including interested transactions.

The charter of our Audit Committee provides that our Audit Committee will be appointed by our Board of Directors and will oversee the following subjects: internal controls and risk management; internal audit; auditors, compliance, reporting responsibilities; and approval of transactions. Our Audit Committee must consist of no less than three members of the Board of Directors, two of which are considered independent directors under the applicable standards of Israeli law. Our Audit Committee is currently composed of three members: Orly Yarkoni, Hanoch Rappaport and David Schlachet, of whom David Schlachet has been determined by our Board of Directors to be an “Audit Committee Financial Expert” as such term is defined under Item 407(d)(5)(ii) of Regulation S-K.

Our Board of Directors also maintains a Compensation Committee whose duty is to make recommendations to our Board of Directors regarding employee and director compensation issues, including the compensation of new executives and directors, material changes to the compensation of current executives and directors, and the awarding of employee stock options. Our Compensation Committee is currently composed of four members, Doron Nevo, Aviv Boim, Hanoch Rappaport and Orly Yarkoni. Executive officers participate in meetings of the Compensation Committee in order to provide information and recommendations as appropriate and requested by the Committee.

Upon and as a condition to the closing of the private placement of our securities to Clal Biotechnology Industries Ltd., Tikcro Technologies Ltd. and Provident Fund of the Hebrew University Ltd. in July 2008, our Board of Directors appointed an Executive Committee initially consisting of four members of the Board: Professor Hochberg, an external director (currently David Schlachet), and the members of our Board of Directors nominated by each of Clal Biotechnology Industries Ltd. (currently vacant) and Tikcro Technologies Ltd. (currently Aviv Boim). As required under the July 2008 private placement agreements, approval of our Board of Directors of the consummation of any material transaction involving us, the adoption of our annual budgets and any matters relating to our investment policies and working plan, are subject to the approval of our Executive Committee.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require specific pre-approval by the Audit Committee.  Certain audit related services, tax services, and other services have been generally pre-approved by the Audit Committee, as provided in the Audit Committee Charter. Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

Audit Committee Report

In connection with the preparation and filing of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 18, 2010:

(1)           The Audit Committee reviewed and discussed the audited financial statements and related footnotes with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

(2)           The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

(3)           The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence; and

(4)           Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 18, 2010

Submitted by the members of the Audit Committee
Orly Yarkoni, Chairperson
Hanoch Rappaport
David Schlachet

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during 2009, with the exception of the following:

Name	Number of Late Insider Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms

Clal Biotechnology Industries, Ltd.	1	None	None

Jacob Ben Gur	1	None	None

Certain Relationships and Related Transactions

License Agreements

Yissum Research Development Company of the Hebrew University of Jerusalem has granted to us an exclusive, worldwide license for the use, development and commercialization of the H19 gene in consideration of which we have agreed to pay certain royalties to them. See "Employment Agreements – Professor Abraham Hochberg."

Private Placements

Clal Biotechnology Industries Ltd.

On March 12, 2008, we entered into a Subscription and Registration Rights Agreement with Clal Biotechnology Industries Ltd., pursuant to which we agreed to issue 650,000 shares of our common stock to CBI for a purchase price of NIS 3.52 (approximately $1.09) per share, for an aggregate purchase price of NIS 2,288,000 (approximately $708,500). The transaction was subject to the satisfaction of several conditions, including the approval of the transaction by our stockholders, the approval of the listing of the shares of common stock issuable to CBI in the transaction by Tel Aviv Stock Exchange, and approval of the transaction by the Israeli Anti-trust Authority.

On May 1, 2008, our stockholders approved the terms of the above transaction as a transaction the result of which would be the sale to CBI of a control block of 25% of our issued capital and voting rights, in accordance with Section 328(b)(1) of the Companies Law.

On May 15, 2008, we completed the sale of the shares of our common stock to CBI contemplated by the March 12, 2008 Subscription and Registration Rights Agreement with CBI.

Pursuant to the terms of the Subscription and Registration Rights Agreement with CBI dated March 12, 2008, we granted CBI certain rights with respect to the registration under the Securities Act of the securities issued to it under that agreement.

CBI, Tikcro Technologies Ltd. and Provident Fund of Hebrew University Ltd.

On June 22, 2008, we entered into Subscription and Registration Rights Agreements with each of CBI, which at that time was deemed to be a “controlling stockholder” under the Companies Law, Tikcro, and the Provident Fund for the purchase of an aggregate of (i) 1,222,780 shares of our common stock at a price per share equal to $0.597, for an aggregate purchase price equal to $730,000, (ii) debentures in an aggregate principal amount of $2,920,000 convertible in the aggregate into up to 5,058,002 shares of our common stock at a price per share of $0.716, and (iii) warrants to purchase up to 6,280,783 shares of our common stock at an exercise price of $0.716 per share.

On July 30, 2008 we completed the sale and issuance of the securities to Tikcro, CBI and the Provident Fund contemplated by the Subscription and Registration Rights Agreements dated June 22, 2008.

In connection with the Subscription and Registration Rights Agreements dated June 22, 2008, we granted to CBI, Tikcro and the Provident Fund certain anti-dilution rights and adjustments with respect to the shares of our common stock, convertible debentures and warrants issued to them under those agreements.

In addition, we granted CBI, Tikcro and the Provident Fund certain rights with respect to the registration under the Securities Act of the securities issued to those parties under such agreements.

As a condition to the closing of the transactions contemplated by the Subscription and Registration Rights Agreement with Tikcro, we also agreed to undertake the following actions:

•
Executive Committee.  We agreed to designate an Executive Committee of our Board of Directors consisting of four members of the board, Professor Hochberg, an independent director, and the members of our Board of Directors nominated by each of Tikcro and CBI. The functions of the Executive Committee are to include the consummation of any material transaction involving us, the adoption of our annual budgets and any matters relating to our investment policies and working plan.

•
Consulting Fees.  We agreed to pay Tikcro a consulting fee for consulting services to be provided to us by a representative of Tikcro for as long as a director designated by Tikcro is a member of our board of directors. The consulting fee consists of an annual payment of $30,000 and an annual issuance of 63,939 shares of our common stock.

•
Information Rights.  We undertook to furnish CBI and Tikcro certain financial information about us in order to enable the timely reporting of their financial statements, as required under applicable law.

In connection with, and as a condition to, the closing of the transactions contemplated by the Subscription and Registration Rights Agreements dated June 22, 2008, CBI, Tikcro, Avi Barak (our Chief Executive Officer at the time), and Professor Hochberg (our Chief Scientific Officer and, at the time, Chairman of our Board of Directors), entered into an Irrevocable Voting Agreement regarding voting of shares of our common stock held by such parties in elections of members of our Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management – Voting Agreements."

Purchase and Exercise of Series 1 Warrants

Between August 14 and 17, 2008, our wholly-owned Israeli subsidiary, BioCancell Therapeutics Israel Ltd., purchased on the Tel Aviv Stock Exchange 1,812,756 of our Series 1 Warrants, at a purchase price of NIS 0.02 each. On August 18, 2008, our subsidiary exercised all of these warrants for 1,812,756 shares of our common shares at an exercise price of NIS 9.73 each. All remaining outstanding and unexercised Series 1 Warrants expired on August 18, 2008. We funded the exercise of these warrants through an equity investment by us in our subsidiary. By directing our wholly-owned subsidiary to purchase and exercise warrants to purchase our shares, using funding provided by us, we were able to create a pool of treasury stock at an insignificant cost. This was used beneficially as directed by our Board of Directors in order to take advantage of market conditions and issue stock without expensive and lengthy fundraising procedures, such as the publishing of a prospectus. During May and June 2009, we sold 1,099,756 shares of treasury stock, at an average price of $0.92 per share, and total proceeds of approximately $1,017,000. In August 2009, we sold 713,000 shares of treasury stock, at an average price of $0.79 per share, and total proceeds of approximately $552,000. Following this sale in August 2009, we no longer hold any shares of treasury stock.

Code of Ethics

The Company has adopted a Code of Ethics (as such term is defined in Item 406 of Regulation S-K). The Code of Ethics is available on the Company’s website at www.biocancell.com, and in print to any stockholder that requests it. The Code of Ethics applies to the Company’s employees, officers and members of the Board of Directors. The Code of Ethics has been designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

(3)	Compliance with applicable governmental laws, rules and regulations;

(4)	The prompt internal reporting or violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(5)	Accountability for adherence to the Code of Ethics.

COMPENSATION OF DIRECTORS

Members of our Board of Directors who are independent directors (as defined in our Amended and Restated Certificate of Incorporation) will receive the maximum compensation established under Israeli regulations for directors not designated by our Board as experts, NIS 31,700 (approximately $8,320) per annum, plus NIS 2,120 (approximately $555) per meeting (60% of such amount for participation via teleconference, and 50% of such amount for approving a written resolution).

Non-employee Members of our Board of Directors are offered compensation of NIS 1,800 (approximately $470) per meeting. Employee Members of our Board of Directors do not receive any compensation for their service on our Board of Directors.

DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to each of our directors and past directors who were not our employees during the year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)	Total ($)
Jacob Ben Gur	$12,567	—	—	—	—	—	$12,567
Nava Epstein	12,437	—	—	—	—	—	12,437
Doron Nevo	6,989	—	10,213	—	—	—	17,202
Hanoch Rappaport	2,861	—	10,213	—	—	—	13,074
Alexander Levitzki	3,937	—	—	—	—	—	$3,937
Aviv Boim	$—	—	—	—	—	—	—

COMPENSATION OF EXECUTIVE OFFICERS

Our Compensation Committee evaluates and sets the compensation policies and procedures for our executive officers. Except as provided for in the employment agreements described below, annual reviews generally determine future salary and bonus amounts for our executive officers, as a part of the Company’s compensation procedures.

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid during the 2009 and 2008 fiscal years to our Chief Executive Officer and to our two most highly-compensated executive officers other than our CEO.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($) (1)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (1)	Nonqualified Deferred Compensation Earnings ($) (1)	All Other Compensation ($) (1)		Total ($) (1)
Avi Barak (2) Chief Executive Officer and Director until 11/09	2009	$133,253	$—	$—	$—		$—	$—	$74,284	(5)	$207,537
	2008	143,100	100,000	—	7,473	(4)	—	—	74,659	(5)	325,232
Uri Danon Chief Executive Officer from 11/09	2009	21,209	—	—	229,713	(3)	—	—	8,508	(6)	259,431
Abraham Hochberg Chief Scientific Officer	2009	101,866	—	—	—		—	—	48,004	(7)	149,870
	2008	102,099	3,654	—	4,982	(4)	—	—	52,904	(7)	163,639
Moshe Landsberg Vice President, Technology	2009	126,136	26,121	—	—		—	—	23,256	(8)	175,514
	2008	$134,492	$16,478	—	$13,708		—	—	$22,614	(8)	$187,292

(1)
All compensation received by our executive officers is paid in NIS. For the purposes of completing this table, we converted each NIS denominated amount into U.S. dollars by multiplying the NIS amount by the representative conversion rate as it was published by the Bank of Israel on each date on which the compensation was calculated, so that no single conversion rate has been used

(2)	Mr. Barak received compensation from us solely for his services as our Chief Executive Officer, and not in his capacity as a member of our Board of Directors.
(3)
On September 21, 2009, our Board of Directors approved the conditions of Mr. Danon’s employment agreement which was entered into on October 18, 2009. Pursuant to the terms of Mr. Danon's employment agreement, Mr. Danon was granted options to purchase 450,000 shares of our common stock at an exercise price of 3.18 NIS (approximately $0.86) per share, pursuant to the 2007 Stock Option Plan, of which options to purchase 80,000 shares will vest immediately, and the remainder will vest over the course of four years, with partial acceleration in return for the achievement of pre-determined milestones by pre-set dates.

(4)
On October 22, 2008, our Board of Directors approved the grants to Mr. Barak and Professor Hochberg of options to purchase 180,000 and 120,000 shares of our common stock, respectively, under our 2007 Stock Option Plan. On December 3, 2008, the grant of these options was approved by our stockholders as an interested transaction under the Israeli Companies Law with a controlling stockholder due to Mr. Barak’s and Professor Hochberg’s execution of an Irreversible Voting Agreement with two of our stockholders. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Corporate Governance — Business Combinations; Interested Transactions.”

(5)
The items described as All Other Compensation to Mr. Barak for the year ended December 31, 2009 include (i) $29,355 in expenses related to the use of a company car by Mr. Barak, (ii) $3,312 in expenses related to the use of a company cell phone by Mr. Barak, and (iii) $41,616 in contributions by our Israeli subsidiary to executive insurance for Mr. Barak’s benefit. The items described as All Other Compensation to Mr. Barak for the year ended December 31, 2008 include (i) $26,549 in expenses related to the use of a company car by Mr. Barak, (ii) $6,084 in expenses related to the use of a company cell phone by Mr. Barak, and (iii) $42,026 in contributions by our Israeli subsidiary to executive insurance for Mr. Barak’s benefit.

(6)
The items described as All Other Compensation to Mr. Danon for the year ended December 31, 2009 include (i) $2,165 in expenses related to the use of a company car by Mr. Danon, and (ii) $6,343 in contributions by our Israeli subsidiary to executive insurance for Mr. Danon’s benefit.

(7)
The items described as All Other Compensation to Professor Hochberg for the year ended December 31, 2009 include (i) $20,557 in expenses related to the use of a company car by Professor Hochberg, (ii) $3,029 in expenses related to the use of a company cell phone by Professor Hochberg, and (iii) $24,419 in contributions by our Israeli subsidiary to senior employees insurance for Professor Hochberg’s benefit. The items described as All Other Compensation to Professor Hochberg for the year December 31, 2008 include (i) $22,581 in expenses related to the use of a company car by Professor Hochberg, (ii) $7,493 in expenses related to the use of a company cell phone by Professor Hochberg, and (iii) $22,830 in contributions by our Israeli subsidiary to senior employees insurance for Professor Hochberg’s benefit.

(8)
The items described as All Other Compensation to Mr. Landsberg for the year ended December 31, 2009 include (i) $21,922 in expenses related to the use of a company car by Mr. Landsberg, and (ii) $1,334 in expenses related to the use of a company cell phone by Mr. Landsberg. The items described as All Other Compensation to Mr. Landsberg for the year ended December 31, 2008 include (i) $21,041 in expenses related to the use of a company car by Mr. Landsberg, and (ii) $1,573 in expenses related to the use of a company cell phone by Mr. Landsberg.

BioCancell Therapeutics, Inc. 2004 Stock Option Plan and 2007 Stock Option Plan

General Provisions.   Our Board of Directors adopted our 2004 Stock Option Plan to allocate up to 2,024,003 shares of our common stock to our directors, employees and consultants. Our Board of Directors adopted our 2007 Stock Option Plan to allocate up to an additional 2,750,000 shares of our common stock to our directors, employees and consultants. Each plan is administered by our Board of Directors and any committee that our Board of Directors may appoint for such purpose. Our Board of Directors or its designated committee may grant options and restricted stock in addition to other compensation instruments under each of the plans. With respect to options, they may grant four types of options under either plan: Approved 102 Capital Gains Options, which are granted only to our directors and employees and qualify for capital gains tax treatments; Approved 102 Ordinary Income Options, which qualify for ordinary income tax treatment; Unapproved 102 Options; and 3(i) Options, which are non-qualified stock options which are granted mostly to our consultants. The number of shares authorized to be issued under each of the plans will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, combination or reclassification of the stock or the payment of a stock dividend with respect to the common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration.

The exercise price of an option granted under our 2004 Stock Option Plan or 2007 Stock Option Plan will be determined by the Board of Directors or its designated committee at the time of the option grant.

The vesting schedule of each grant is detailed in the corresponding options allocation agreement. The committee, though, may, in its absolute discretion and on such terms and conditions as it deems appropriate, accelerate or otherwise change the time at which options granted under either plan or any portion of any such option will vest. Option grants under either plan also may contain performance goals and measures and the provisions in one option grant need not be identical to any other option grant. All options granted under either plan will expire ten years from the date of grant unless terminated earlier, provided that options granted under Section 422 of the United States Internal Revenue Code of 1986 to a stockholder that holds ten percent or more of our common stock will expire five years from the date of grant unless terminated earlier. With respect to each of the plans, our Board of Directors may reallocate to other employees, directors or consultants the unvested portion of an option that expires prior to its expiration date and the vested but unexercised and unvested portions of an option that was either cancelled or repurchased by us and any such reallocation of shares must be recycled within the plan pursuant to which such option was granted. Our Board of Directors may not reallocate the vested but unexercised portions of an option that expires upon its expiration date.

In the case of our 2004 Stock Option Plan, in the event of the disability, death or retirement of a grantee, the grantee or his legal delegates or successors, as the case may be, may only exercise that portion of the option that had vested as of the date of any such event and may exercise the vested portion within one year from the date of such event. In cases of retirement for options granted under our 2004 Stock Option Plan, if the grantee dies within one year from the date of retirement, the vested portion may be exercised by such deceased grantee’s successor within one year from the date of death so long as the option has not otherwise expired. Furthermore, for options granted under either Stock Option Plan, in the event that the grantee’s employment was terminated by us without cause (as that term is defined in the stock option plans), the grantee may exercise that portion of the option that had vested as of such date of termination and may exercise such vested portion within 90 days from such date. In the event that the grantee’s employment was terminated by us for cause or was terminated by the grantee, the grantee shall no longer have the right to exercise any option granted under our 2004 Stock Option Plan held by him irrespective of whether and to what extent his options have vested. For options granted under our 2007 Stock Option Plan, in the event that the grantee’s employment was terminated by us for cause, the grantee may exercise that portion of the option that had vested as of such date of termination and may exercise the vested portion within 30 days from such date.

Our Board of Directors or its appointed committee is entitled, at any time and from time to time, to modify the terms of either plan or to suspend or completely cancel either of the plans, and any such modification, suspension or cancellation may have retroactive effect, provided that the modification, suspension or cancellation does not adversely affect the rights of the grantees in a material way, and any such material and adverse modification, suspension or cancellation will be invalid unless it is approved by the affected grantee.

Termination of an Option.   Our Board of Directors may, from time to time, cancel all or any portion of an option granted under such plan, and our obligation with respect to options of such plan will be discharged through (i) payment to the grantee of an amount in cash equal to the excess, if any, of the fair market value of the cancelled option at the date of such cancellation over the aggregate exercise price of the option, (ii) the issuance or transfer to the grantee of common stock with a fair market value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, as determined by the committee, in its sole discretion.

Also, in the event of a merger or consolidation in which we are not the surviving entity, an acquisition of all of our capital stock or the sale of all or substantially all of our assets, we, in our sole and absolute discretion, may cancel all outstanding options granted under our 2004 Stock Option Plan that remain unexercised prior to the consummation of any such transaction, provided that we send a cancellation notice to each grantee of our 2004 Stock Option Plan at least twenty days prior to the consummation of any such transaction during which notification period each grantee may exercise his options. In cases of merger, our Board of Directors may exchange all outstanding options granted under our 2004 Stock Option Plan that remain unexercised prior to the consummation of the merger for the securities of the surviving corporation or to pay the fair market value of any such option. In the event that we do not send a cancellation notice, or in the event of any changes in our capital structure by reason of stock split, stock dividends, reorganization, issue of rights or convertible or capital stock or any corporate transaction or other events with an similar impact, we may make an equitable adjustment in the number of shares resulting from the exercise of options granted under our 2004 Stock Option Plan and/or the exercise price of such options in order to prevent significant dilution.

With respect to our 2007 Stock Option Plan, in the event of a merger or consolidation in which we are not the surviving entity, an acquisition of all of our capital stock or the sale of all or substantially all of our assets, the person acquiring us, in its sole and absolute discretion, either may convert or exchange options granted under our 2007 Stock Option Plan to options to purchase securities of such person or may cancel all outstanding options granted under our 2007 Stock Option Plan that remain unexercised prior to the consummation of any such transaction, provided that it sends a cancellation notice to each grantee of our 2007 Stock Option Plan at least twenty days prior to the consummation of any such transaction during which notification period each grantee may exercise his options. Other than transactions in which we are acquired, in the event of any changes in our capital structure by reason of stock split, stock dividends, reorganization, issue of rights or convertible or capital stock or any corporate transaction or other events with an similar impact, we may make an equitable adjustment in the number of shares resulting from the exercise of options granted under our 2007 Stock Option Plan and/or the exercise price of such options in order to prevent significant dilution.

Outstanding Grants.   As of the date of this proxy, we have 478,426 options outstanding under our 2004 Stock Option Plan. We have issued 1,545,577 shares of our common stock upon exercise of options granted under our 2004 Stock Option Plan. The options under our 2004 Stock Option Plan are not registered for trading on the Tel Aviv Stock Exchange.

As of the date of this proxy, we have 1,792,750 options outstanding under our 2007 Stock Option Plan. We have issued 105,000 shares of our common stock upon exercise of options granted under our 2007 Stock Option Plan. The options under our 2007 Stock Option Plan are not registered for trading on the Tel Aviv Stock Exchange.

Outstanding Equity Awards at December 31, 2009

The following are all unexercised options, unvested shares of common stock and any other awards granted under our 2004 Stock Option Plan and 2007 Stock Option Plan held by any of our named executive officers as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) – unexercisable (b)	Number of Securities Underlying Unexercised options (#) – exercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of S hares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Avi Barak	-	75,000	105,000	$0.597	12/3/2018	-	-	-	-
Uri Danon	-	103,125	346,875	$0.84	12/31/2019	-	-	-	-
Abraham Hochberg	-	50,000	70,000	$0.597	12/3/2018	-	-	-	-
Moshe Landsberg	-	81,250	178,750	$0.34	12/3/2018	-	-	-	-

Employment Agreements

Avi Barak

Generally. On April 4, 2006, we entered into an employment agreement with Mr. Avi Barak pursuant to which he served as our Chief Executive Officer on a full-time basis. On August 11, 2009, we received a letter from Mr. Barak announcing his intention to resign his position as CEO, effective January 30, 2010. We appointed Mr. Uri Danon as CEO in Mr. Barak’s place, as of November 1, 2009. Mr. Barak must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Salary and Other Social Benefits. The agreement provided Mr. Barak with a monthly salary of $12,000. His salary was subject to adjustment throughout the term of the agreement due to increases in the Israeli Consumer Price Index. We also provided Mr. Barak with other social benefits such as a company car, executive insurance, a laptop computer and a cellular telephone. Mr. Barak was entitled to participate in our advanced studies fund and senior employees insurance. We reimbursed Mr. Barak for reasonable expenses incurred by him in the course of his employment with us. On December 1, 2008, Mr. Barak announced that, in view of the global economic crisis, he agreed to reduce his monthly salary by 7.5%.

Bonuses. We committed to pay Mr. Barak a one-time bonus of one percent of funds raised by the Company between March 1, 2009 and March 1, 2012 (in any form, except for loans from banks and grants under the auspices of the Ministry of Industry, Trade and Labor, such as Chief Scientist grants and bi-national funds), provided that at least $10 million is raised and that Mr. Barak continued to hold a position with us. For the purposes of calculating the bonus, amounts provided by known, pre-existing investors (i.e., entities from which we have received funds or assets prior to March 1, 2009) would be deducted from the total amount received. In any case, the bonus was not to exceed $100,000. This criteria for the award of this bonus were not reached before Mr. Barak’s resignation took effect.

Non-Competition and Non-Solicitation.   Under the terms of his employment agreement, Mr. Barak must refrain from competing with us for one year from the date of termination of his employment with us. Further, for one year after his employment terminates, Mr. Barak may not offer or solicit any of our or our subsidiary’s employees, consultants, customers, suppliers, distributors, agents or contractors away from their dealings with us or our subsidiary. He also granted all rights in any products that he developed during the course of his employment with us to our Israeli subsidiary, BioCancell Therapeutics Israel Ltd.

Stock Option Grant.   Pursuant to the terms of Mr. Barak’s employment agreement, we granted Mr. Barak options to purchase 500,000 shares of our common stock at an exercise price of $0.01 per share. Mr. Barak exercised these options on March 28, 2007. On October 22, 2008, our Board of Directors approved the grant to Mr. Barak of options to purchase 180,000 shares of common stock pursuant to our 2007 Stock Option Plan, at an exercise price of $0.597 per share. On December 3, 2008, the grant of these options to Mr. Barak was approved by our stockholders as an interested transaction under the Israeli Companies Law with a controlling stockholder due to Mr. Barak’s execution of an Irreversible Voting Agreement with several of our stockholders and Professor Hochberg, our Chief Scientific Officer. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Corporate Governance — Business Combinations; Interested Transactions.” Upon his resignation, the unvested option to purchase 105,000 shares of common stock previously granted to Mr. Barak was forfeited.

 Mr. Uri Danon

Generally.   On October 18, 2009, we entered into an employment agreement with Mr. Uri Danon, pursuant to which he has served as our Chief Executive Officer since November 1, 2009. Either we or Mr. Danon may terminate this agreement upon the provision of ninety days advance written notice to the other party expressing an intention to terminate the agreement. We also may terminate this agreement for cause, defined in the agreement as including the following on the part of Mr. Danon: (i) a material breach of any term of the agreement; (ii) any breach of Mr. Danon's fiduciary duties to us, including, without limitation, any material conflict of interest for the promotion of his benefit; (iii) fraud, felonious conduct or dishonesty; (iv) embezzlement of our funds; (v) any conduct which is materially injurious to us, monetary or otherwise; (vi) conviction of any felony; (vii) misconduct, gross negligence or willful misconduct in performance of duties and/or responsibilities assigned in the agreement; or (viii) refusal to perform the duties and/or responsibilities assigned in the agreement for any reason other than illness or incapacity, or disregard of any lawful resolution and/or instruction of the Board of Directors with respect to Mr. Danon's duties and/or responsibilities towards us.

Salary and Other Social Benefits.   The agreement provides Mr. Danon with a monthly salary of 42,000 NIS (approximately $11,350). His salary is subject to adjustment throughout the term of the agreement due to cost-of-living increases. We will also provide Mr. Danon with other social benefits such as a company car, a laptop computer, a cellular telephone, and pension and similar payments. We will reimburse Mr. Danon for reasonable expenses incurred by him in the course of his employment with us.

Bonuses.   Mr. Danon is entitled to receive a bonus at such time as we shall raise an aggregate amount of $10 million between January 30, 2010 and the termination of his employment with us, in any form, except for loans from financial institutions and grants under the auspices of the Israeli Ministry of Industry, Trade and Labor, such as Chief Scientist grants and bi-national funds. The amount of the bonus will be $100,000, subject to a deduction of a pro-rata portion based on  the funds raised provided by investors from which we have received funds or assets prior to January 30, 2010. Payment will be made in cash if more than $5 million in aggregate has been raised in equity offerings, otherwise such payment will be made in stock options.

Non-Competition, Non-Solicitation and Confidentiality.   Under the terms of his employment agreement, Mr. Danon must refrain from competing with us during the term of his employment and for one year from the date of termination of his employment with us. Further, during his employment and for one year after his employment terminates, Mr. Danon may not offer or solicit any of our or our subsidiary’s employees away from their dealings with us or our subsidiary. He also must grant us all rights in any products that he develops during the course of his employment with us. In addition, Mr. Danon must maintain the confidentiality of all proprietary information of ours that he receives through his employment with us.

Stock Option Grant.   Pursuant to the terms of Mr. Danon's employment agreement, we granted Mr. Danon options to purchase 450,000 shares of our common stock at an exercise price of 3.18 NIS (approximately $0.86) per share, pursuant to our 2007 Stock Option Plan, of which options to purchase 80,000 shares vested immediately, and the remainder are vesting over the course of four years, with partial acceleration in return for the achievement of pre-determined milestones by pre-set dates.

Professor Abraham Hochberg

Generally.   On December 1, 2005, we entered into an employment agreement with Professor Abraham Hochberg pursuant to which he serves as our Chief Scientific Officer. Under the terms of this agreement, Professor Hochberg manages our research and development activities and reports these activities to our Board of Directors. We may terminate this agreement upon the provision of six months advance written notice. Professor Hochberg may terminate this agreement upon the provision of three months notice. We also may terminate this agreement for cause, meaning any of the following: (a) a material breach of Professor Hochberg’s obligations regarding confidentiality and non-competition, as set out in the agreement; (b) conviction of any felony involving moral turpitude affecting us; (c) any material breach of his employment agreement which has not been cured by him within 15 days after his receipt of notice from us, containing a description of the breach or breaches alleged to have occurred; (d) the habitual neglect or gross failure by Professor Hochberg to adequately perform the duties of his position; (e) any act of moral turpitude or criminal action connected to his employment with us; or (f) Professor Hochberg’s refusal to comply with or his violation of lawful instructions of our CEO or Board of Directors. In addition, we may terminate this agreement in the event that Professor Hochberg is prevented from continuing his employment with us due to medical reasons for 90 consecutive days or for an aggregate of 120 days per fiscal year, but in the event of such termination, Professor Hochberg will be entitled to receive three months additional salary from us and also severance payments in accordance with the Israeli Severance Pay Law. Professor Hochberg must maintain the confidentiality of all of our proprietary information that he receives through his employment with us. On October 22, 2008 our Board of Directors approved the extension of Professor Hochberg's employment agreement for a period of three years following the termination of the initial term of three years.

Salary and Other Social Benefits.   The agreement provides Professor Hochberg with a monthly salary of $6,000, which was raised to $8,500 in July 2007 upon the approval of our stockholders. In October 2008, our Board of Directors recommended that our stockholders restate Professor Hochberg’s salary at a fixed monthly rate of NIS 36,000 (approximately $10,000). His salary is subject to adjustment throughout the terms of the agreement due to increases in the Israeli Consumer Price Index. We also provide Professor Hochberg with other social benefits such as a company car. Professor Hochberg is entitled to participate in our advanced studies fund and senior employees insurance as well as annual leave and convalescence pay and sick leave. We reimburse Professor Hochberg for reasonable expenses incurred by him in the course of his employment with us. On December 1, 2008, Professor Hochberg announced that in view of the global economic crisis, he agrees to reduce his monthly salary by 7.5% until further notice. On December 3, 2008, our stockholders approved the extension of the employment agreement and restatement of Professor Hochberg’s salary as an interested transaction under the Israeli Companies Law with a controlling stockholder, due to Professor Hochberg’s execution of an Irreversible Voting Agreement with several of our other stockholders. See “Security Ownership of Certain Beneficial Owners and Management —  Voting Agreement” and “Corporate Governance — Business Combinations; Interested Transactions”.

Bonuses.   Under the terms of his employment agreement, Professor Hochberg is entitled to an annual bonus, determined at the discretion of our Chief Executive Officer, in consultation with our Board of Directors, and subject to applicable law. Because Professor Hochberg is one of our significant stockholders, payment of this bonus is subject to the approval of our audit committee, our Board of Directors and our stockholders.

In addition, Professor Hochberg receives a bonus of 7.5% of the amount of grants that we receive in which he is listed as the leading researcher in the research to be funded by such grants, and that are approved for our use by our Board of Directors, other than grants provided by the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor of Israel.

Non-Competition and Non-Solicitation.   Under the terms of the employment agreement, Professor Hochberg may not offer or solicit any of our or our subsidiary’s employees, consultants, customers, suppliers, distributors, agents or contractors away from their dealings with us or our subsidiary during his employment and for 12 months after his employment terminates. Professor Hochberg has promised to cede to us all right, title and interest to any and all intellectual property created during his course of employment with us and has undertaken not to make use of it and not to compete with us for a period of twelve months after termination of his employment with us.

Agreement Regarding Allocation of Royalties With Yissum.  In accordance with the directives of the management of the Hebrew University of Jerusalem, any royalties that we pay pursuant to our exclusive license agreement with Yissum are allocated as follows: 40% to Professor Hochberg; 20% to Professor Hochberg's research laboratory; and 40% to Yissum and the Hebrew University of Jerusalem. For more information regarding this license agreement, see “Our Business — Material Operating Agreements”.

Stock Option Grant. On October 22, 2008, our Board of Directors approved the grant of options to purchase 120,000 shares of our common stock at an exercise price of $0.597 per share. These options will vest in twelve equal quarterly portions. On December 3, 2008, the grant of these options to Professor Hochberg was approved by our stockholders as an interested transaction under the Israeli Companies Law with a controlling stockholder due to Professor Hochberg’s execution of an Irrevocable Voting Agreement with several of our stockholders and Mr. Barak, our Chief Executive Officer and a member of our Board of Directors. See “Security Ownership of Certain Beneficial Owners and Management — Voting Agreement” and “Corporate Governance — Business Combinations, Interested Transactions.”

Mr. Moshe Landsberg

Generally.   On February 15, 2007, we entered into a consulting agreement with Mr. Moshe Landsberg pursuant to which he serves as our Vice President of Technology on a part-time basis commencing on April 1, 2007, and later, upon mutual agreement, on a full-time basis. We may terminate this agreement upon the provision of four months advance written notice expressing our intention to terminate the agreement. Mr. Landsberg may terminate this agreement upon the provision of two months advance written notice to us expressing his intention to terminate the agreement. In addition, we may terminate this agreement in the event that Mr. Landsberg is prevented from continuing his consultancy with us due to medical reasons for two consecutive months or for an aggregate of 120 days per fiscal year. Mr. Landsberg must maintain the confidentiality of all of our proprietary information that he receives through his consulting with us.
As part of our continued efforts to improve budgetary efficiency, on April 15, 2010, we terminated the services of Mr. Landsberg, effective July 15, 2010. Mr. Landsberg's duties, including responsibility for manufacturing, logistics and quality assurance, have since been performed by other members of our management.

Salary and Other Social Benefits.   The agreement provides Mr. Landsberg with a monthly salary of NIS 40,000 and NIS 50,000 as compensation for his part-time and full-time consultancy with us, respectively (approximately $10,000 and $12,500, respectively). His payment terms may be adjusted in the future according to the Israeli Consumer Price Index to account for the cost of living. We also provided Mr. Landsberg with other social benefits such as a company car.

Bonuses.   We agreed to pay Mr. Landsberg an annual bonus of two monthly salaries in the event that Mr. Landsberg satisfies certain performance criteria as agreed upon in advance and in writing with us.

Non-Competition and Non-Solicitation.   Under the terms of the consulting agreement, Mr. Landsberg must refrain from competing with us during the term of his consultancy and for 12 months from the date of termination of his consulting with us. Further, during his consultancy and for 12 months thereafter, Mr. Landsberg may not offer or solicit any of our or our subsidiary’s employees, consultants, customers, suppliers, distributors, agents or contractors away from their dealings with us or our subsidiary. He also must grant all rights in any products that he develops during the course of his consulting with us to our subsidiary, BioCancell Therapeutics Israel Ltd.

Stock Option Grant.   Pursuant to the terms of Mr. Landsberg’s consulting agreement, on October 22, 2008, our Board of Directors approved the grant of an option to purchase 260,000 shares of our common stock at an exercise price of NIS 1.27 (approximately 31 cents) per share. This option was scheduled to vest according to the following schedule: one sixteenth of the option vesting at the end of every calendar quarter, from the time of grant and until fully vested. As his termination was not for

Cause (as defined in his option agreement), the unvested portion of his option vested upon his termination becoming effective.

Tax and Accounting Considerations

The federal tax laws impose requirements in order for compensation payable to the CEO and certain executive officers to be fully deductible. The Company believes it has taken appropriate steps to maximize its income tax deduction. IRC Section 162(m) generally precludes a public corporation from deducting compensation in excess of $1,000,000 for its CEO or any of its three other highest-paid executive officers (other than the CEO or Chief Financial Officer), unless certain specific and detailed criteria are satisfied.

Annually, the Company reviews all compensation programs and payments to determine the tax impact on the Company as well as on the executive officers. In addition, the Company reviews the impact of its compensation programs in a variety of other areas, such as accounting impact, stockholder alignment, market competitiveness, effectiveness and perceived value to employees. Because many different factors influence a well-rounded, comprehensive executive compensation program, some compensation may not be deductible under IRC Section 162(m). The Company will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its stockholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this proxy report with management. Based on its review and discussion with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and also be incorporated by reference in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 18, 2010.

THE COMPENSATION COMMITTEE

Doron Nevo
Aviv Boim
Hanoch Rappaport
Orly Yarkoni

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with the Company’s executive officers or other directors.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2009 regarding our equity compensation plans, our 2004 Stock Option Plan and our 2007 Stock Option Plan, under which we grant securities exercisable for shares of our common stock to employees, directors and consultants of our company and employees, directors and consultants of our present and future subsidiaries.

Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding shares in Column A)
Equity Compensation Plans approved by securityholders	585,489	$0.15	0
Equity Compensation Plans not approved by securityholders	1,786,500	$0.60	213,500
Total	2,371,989	$0.49	213,500

Insurance for Indemnification of Directors and Officers

We currently maintain directors' and officers' liability insurance to cover liabilities that our directors and officers may incur for any action taken as a director or officer or in any other joint venture, partnership or enterprise. The insurance policy provides coverage in an amount of $5,000,000 per claim or per the aggregate loss arising from all claims for each insurance period, and an additional coverage of up to $1,000,000 for legal expenses. For additional information, see Proposal 7 of this Proxy Statement entitled, "Approval And Ratification Of The Company's Purchase Of Insurance Policies Of Directors’ And Executive Officers’ Liability".

This report has been provided by the Board of Directors of the Company.

Doron Nevo
Aviv Boim
Abraham Hochberg
Hanoch Rappaport
David Schlachet
Orly Yarkoni

Annex A

INDEMNIFICATION AGREEMENT

     This Agreement made and entered into this ___ day of                     , (the “Agreement”), by and between Biocancell Therapeutics Inc., a Delaware corporation (the “Company,” which term shall include, where appropriate, any Entity (as hereinafter defined) controlled, directly or indirectly, by the Company) and                      (the “Indemnitee”):

 WHEREAS, it is essential to the Company that it be able to retain and attract as directors and executive officers the most capable persons available;

 WHEREAS, increased corporate litigation has subjected directors and executive officers to litigation risks and expenses, and the limitations on the availability of directors and officers liability insurance have made it increasingly difficult for the Company to attract and retain such persons;

 WHEREAS, the Company’s By-laws as amended and in effect from time to time (the “By-laws”) require it to indemnify its directors and executive officers to the fullest extent permitted by law and permit it to make other indemnification arrangements and agreements;

 WHEREAS, the Company desires to provide Indemnitee with specific contractual assurance of Indemnitee’s rights to full indemnification against litigation risks and expenses (regardless, among other things, of any amendment to or revocation of the Company’s Certificate of Incorporation as amended and in effect from time to time (the “Certificate of Incorporation”) or By-laws or any change in the ownership of the Company or the composition of its Board of Directors);

 WHEREAS, the Company intends that this Agreement provide Indemnitee with greater protection than that which is provided by the Company’s By-laws; and

 WHEREAS, Indemnitee is relying upon the rights afforded under this Agreement in becoming or continuing as a director or executive officer of the Company.

 NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.	Definitions.

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a director of the Company, (ii) as an executive officer of the Company, (iii) in any capacity with respect to any employee benefit plan of the Company, or (iv) as a director, partner, trustee, officer, employee, or agent of any other Entity at the request of the Company. For purposes of subsection (iv) of this Section 1(a), if Indemnitee is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

(b) “Entity” shall mean any corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

(c) “Enterprise” shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(d) “Equity” shall mean Stockholders’ Equity last reported in the Company’s financial statements (as filed with the SEC, if applicable).

(e) “Expenses” shall mean all fees, costs and expenses incurred by Indemnitee in connection with any Proceeding (as defined below), including, without limitation, attorneys’ fees, disbursements and retainers (including, without limitation, any such fees, disbursements and retainers incurred by Indemnitee pursuant to Sections 13 and 14(c) of this Agreement), fees and disbursements of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), court costs, transcript costs, fees of experts, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services, and other disbursements and expenses.

(f) “Indemnifiable Amounts” shall have the meaning ascribed to that term in Section 3 below.

(g) “Liabilities” shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement.

(h) “Maximum Indemnification Amount” shall have the meaning ascribed to that term in Section 9(b) below.

(i) “Proceeding” shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 13 of this Agreement to enforce Indemnitee’s rights hereunder.

(j)  “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other Entity of which the Company owns (either directly or through or together with another Subsidiary of the Company) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other Entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other Entity.

(k) “Working Capital” shall mean Current Assets less Current Liabilities last reported in the Company’s financial statements (as filed with the SEC, if applicable).

2. Services of Indemnitee. In consideration of the Company’s covenants and commitments hereunder, Indemnitee agrees to serve or continue to serve as a director or executive officer of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee’s service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), upon which event the Company shall have no obligation under this Agreement to continue the service of Indemnitee in such position. Notwithstanding the forgoing, this Agreement shall continue in force after Indemnitee has ceased to serve as a director or executive officer of the Company.

3. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, by reason of Indemnitee’s Corporate Status, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding or any claim, issue or matter therein (indemnifiable Expenses and Liabilities collectively referred herein as “Indemnifiable Amounts”), if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had not reasonable cause to believe that his conduct was unlawful. Indemnitee shall not enter into any settlement in connection with a Proceeding without the written consent of the Company, which shall not be unreasonably withheld or delayed.

4. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, by reason of Indemnitee’s Corporate Status, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such Expenses as the Delaware Chancery Court or such other court shall deem proper.

5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against: (a) all Expenses reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter; and (b) any claim, issue or matter related to any such successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such claim, issue or matter.

6. Procedure for Payment of Indemnifiable Amounts. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Amounts for which Indemnitee seeks payment under Sections 3, 4 or 5 of this Agreement and the basis for the claim. The Company shall pay such Indemnifiable Amounts to Indemnitee within 30 days upon receipt of its request. At the request of the Company, Indemnitee shall furnish such documentation and information as are reasonably available to Indemnitee and necessary to establish that Indemnitee is entitled to indemnification hereunder.

7. Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

8. Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

9. Exclusions.

(a) Notwithstanding any provision in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

i. for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provisions;

ii. for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or

iii. for which payment is prohibited by applicable law.

(b) Notwithstanding any provision in this Agreement to the contrary, the aggregate Indemnifiable Amount that the Company will pay to all of the Indemnitees, whether in advance or post factum, under all the Agreements that shall be executed by the Company pursuant to this form of Agreement, shall not exceed the Maximum Indemnification Amount. For the purpose of this Section, the term "Maximum Indemnification Amount" shall mean the following, as measured on the date of each indemnity payment:

i. $0.5 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is negative;

ii. $2 million, in the event the Company's Equity is less than $8 million (including if the Company's Equity is negative) and the Company's Working Capital is positive; or

iii. 25% of the Company's Equity, and in any case not more than $10 million, if the Company's Equity is $8 million or more.

(c) In the event the indemnification amount the Company is required to pay the  Indemnitees exceeds the Maximum Indemnification Amount or its remaining balance (as existing at that time), the Maximum Indemnification Amount or its remaining balance will be divided among the Indemnitees entitled to indemnification, so that the amount of indemnification each of them will actually receive will be calculated in accordance with the ratio between the amount for which each individual may be indemnified and the aggregate amount for which all the relevant Indemnitees may be indemnified.

10. Agreement to Advance Expenses; Undertaking. The Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in which Indemnitee is involved by reason of such Indemnitee’s Corporate Status within thirty (30) calendar days after the receipt by the Company of a written statement from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. To the extent required by Delaware law, Indemnitee hereby undertakes to repay any and all of the amount of indemnifiable Expenses paid to Indemnitee if it is finally determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement to indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.

11. Procedure for Advance Payment of Expenses. Indemnitee shall submit to the Company a written request specifying the Expenses for which Indemnitee seeks an advancement under Section 10 of this Agreement, together with documentation evidencing that Indemnitee has incurred such Expenses (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any reference to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances under Section 10 shall be made no later than thirty (30) calendar days after the Company’s receipt of such request. If a claim for advancement of Expenses hereunder by Indemnitee is not paid in full by the Company within thirty (30) calendar days after receipt by the Company of documentation of Expenses and the required undertaking, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and if successful in whole or in part, Indemnitee shall also be entitled to be paid the expenses of prosecuting such claim. The burden of proving that Indemnitee is not entitled to an advancement of expenses shall be on the Company.

12. Presumptions and Effect of Certain Proceedings.

(a) In making a determination required to be made under Delaware law with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making of any determination contrary to that presumption. Neither the failure of the Company or of any person, persons or entity to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company or by any person, persons or entity that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

(c) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or the Board of Directors or counsel selected by any committee of the Board of Directors or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, investment banker or other expert selected with reasonable care by the Company or the Board of Directors or any committee of the Board of Directors. The provisions of this Section 12(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

13. Remedies of Indemnitee.

(a) Right to Petition Court. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 3, 4 and 5 above or a request for an advancement of Expenses under Sections 10 and 11 above and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition a court of competent jurisdiction to enforce the Company’s obligations under this Agreement.

(b) Burden of Proof. In any judicial proceeding brought under Section 13(a) above, the Company shall have the burden of proving that Indemnitee is not entitled to payment of Indemnifiable Amounts hereunder.

(c) Expenses. The Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 13(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith, if Indemnitee is successful in whole or in part in connection with any such action.

(d) Failure to Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 13(a) above, and shall not create a presumption that such payment or advancement is not permissible.

14. Defense of the Underlying Proceeding.

(a) Notice by Indemnitee. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding which may result in the payment of Indemnifiable Amounts or the advancement of Expenses hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from the right, or otherwise affect in any manner any right of Indemnitee, to receive payments of Indemnifiable Amounts or advancements of Expenses unless the Company’s ability to defend in such Proceeding is materially and adversely prejudiced thereby.

(b) Defense by Company. Subject to the provisions of the last sentence of this Section 14(b) and of Section 14(c) below, the Company shall have the right to defend Indemnitee in any Proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however that the Company shall notify Indemnitee of any such decision to defend within thirty (30) calendar days of receipt of notice of any such Proceeding under Section 14(a) above. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 14(b) shall not apply to a Proceeding brought by Indemnitee under Section 13(a) above or pursuant to Section 22 below.

(c) Indemnitee’s Right to Counsel. Notwithstanding the provisions of Section 14(b) above, if in a Proceeding to which Indemnitee is a party by reason of Indemnitee’s Corporate Status, (i) Indemnitee reasonably concludes that he or she may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, (ii) a conflict of interest or potential conflict of interest exists between Indemnitee and the Company, or (iii) if the Company fails to assume the defense of such proceeding in a timely manner, Indemnitee shall be entitled to be represented by a separate legal counsel of Indemnitee’s choice at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain a counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter.

15. Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee as follows:

(a) Authority. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

(b) Enforceability. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally.

16. Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with a reputable insurance company providing the Indemnitee with coverage for losses from wrongful acts. For so long as Indemnitee shall remain a director or executive officer of the Company and with respect to any such prior service, in all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s officers and directors. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit. The Company shall promptly notify Indemnitee of any good faith determination not to provide such coverage.

17. Contract Rights Not Exclusive. The rights to payment of Indemnifiable Amounts and advancement of indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company’s Certificate of Incorporation or By-laws, or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity as a result of Indemnitee’s serving as a director or executive officer of the Company.

18. Successors. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors and administrators after Indemnitee has ceased to have Corporate Status.

19. Subrogation. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

20. Change in Law. To the extent that a change in Delaware law (whether by statute or judicial decision) shall permit broader indemnification or advancement of expenses than is provided under the terms of the By-laws and this Agreement, Indemnitee shall be entitled to such broader indemnification and advancements, and this Agreement shall be deemed to be amended to such extent.

21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or any clause thereof, shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, in whole or in part, such provision or clause shall be limited or modified in its application to the minimum extent necessary to make such provision or clause valid, legal and enforceable, and the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

22. Indemnitee as Plaintiff. Except as provided in Section 13(c) of this Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity which it controls, any director or officer thereof, or any third party, unless the Board of Directors of the Company has consented to the initiation of such Proceeding. This Section 22 shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

23. Modifications and Waiver. Except as provided in Section 20 above with respect to changes in Delaware law which broaden the right of Indemnitee to be indemnified by the Company, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver.

24. General Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) when transmitted by facsimile and receipt is acknowledged, or (c) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(i)	If to Indemnitee, to:

(ii)	If to the Company, to:

BioCancell Therapeutics, Inc.
Beck Science Center
3rd Floor
8 Hartom St.
Jerusalem 97775, Israel
Facsimile: +972-2-548-6550

or to such other address as may have been furnished in the same manner by any party to the others.

25. Governing Law; Consent to Jurisdiction; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of the Company and the Indemnitee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Chancery Court and the courts of the United States of America located in the State of Delaware (the “Delaware Courts”)for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

[The remainder of the page was intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BIOCANCELL THERAPEUTICS INC.
By:
Name:
Title:

INDEMNITEE:

GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting.

The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph.

BioCancell Website

In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on our website located at www.biocancell.com, including information about our management team, products and services and our corporate governance practices.

The corporate governance information on our website includes the Company’s Corporate Governance Guidelines, the Code of Conduct and the charters of each of the committees of the Board of Directors. These documents can be accessed at www.biocancell.com.  Printed versions of our Corporate Governance Guidelines, our Code of Conduct and the charters for our Board committees can be obtained, free of charge, by writing to the Company at: Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attn: Corporate Secretary.

This information about BioCancell’s website and its content, together with other references to the website made in this Proxy Statement, is for information only and the content of the Company’s website is not deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the Securities and Exchange Commission.

The Company will provide without charge to each person being solicited by this Proxy a copy of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 18, 2010, including the financial statements and the schedules thereto. All such requests should be directed to Avraham Hampel, Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT THE NEXT ANNUAL MEETING

Stockholder Proposals.  Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2011 Annual Stockholder Meeting must be received by the Company’s Secretary at the Company’s principal executive offices at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, no later than March 31, 2011, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

By Order of the Board of Directors

Avraham Hampel, Secretary

Dated: , 2010

FORM OF PROXY

BIOCANCELL THERAPEUTICS INC.

     Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Doron Nevo and/or Uri Danon, each separately, as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of BioCancell Therapeutics Inc. held of record by the undersigned on                ,        , at the Annual General Meeting of Stockholders to be held on                 or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

Company Details

Company Name: BioCancell Therapeutics, Inc.

Company Address: Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775, Israel.

Company Number (Company Registrar): 560025744 - Company registered under the laws of the State of Delaware.

Time and Date of Meeting:                         at 11:00 a.m.

Type of Meeting: Annual General Meeting

Date of Record:               ,

Stockholder Details:

Stockholder Name:

Israeli ID Number:

If stockholder does not hold an Israeli ID card:

Passport Number:

Issuing Country:

Valid Until:

If stockholder is a Company:

Company Number:

Country of Registration:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR’ PROPOSALS ONE, TWO, THREE, FOUR, FIVE, SIX AND SEVEN.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLACK INK AS SHOWN HERE: ý

Agenda Item	Vote
	For	Against	Abstain
1. Re-appointment of external auditors for 2010
2. Appointment / re-appointment of non-independent directors
2a. Doron Nevo
2b. Aviv Boim
2c. Abraham Hochberg
2d. Hanoch Rappaport
2e. Shmuel Nir
3. Re-appointment of independent directors				Are You A Controlling Party
				Yes	No
3a. Orly Yarkoni – independent director
3b. David Schlachet – independent director
Are You An Interested Party
				Yes	No
4. Allocation of options to Abraham Hochberg
5. Approval And Ratification of an Amendment to The Indemnification Included in the Company's By-Laws
6. Approval of indemnification agreement for directors & officers
7. Approval and ratification of directors’ & officers’ insurance policy

Validity of Proxy Card:

The proxy card of a stockholder not registered in the Company Stockholders Registry is valid provided together with proof of ownership and a power of attorney. The proxy card of a stockholder registered in the Company Stockholders Registry is valid if provided together with a facsimile of the stockholder’s ID card, passport or certificate of incorporation.

The proof of ownership, ID card, passport or certificate of incorporation (as applicable) must be presented to the Company’s Secretary according to the details provided herein up to 72 hours before the vote.

Details (where relevant):

Below are the details regarding my being an interested / controlling party for the purposes of the proposed resolution (as per Section 275 of the Companies Law):

______________                   ____________
Date                                           Signature

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.  WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.  THE VOTE OF A STOCKHOLDER WHO DOES NOT COMPLETE ALL APPLICABLE SECTIONS OF THIS PROXY CARD, WILL NOT BE INCLUDED IN THE FINAL TALLY OF VOTES.